Exhibit 10.144

THIRD AMENDMENT TO
PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(PROFESSIONAL CAPITATION)

This Third Amendment to the PacifiCare Medical Group/IPA Services Agreement (the “Amendment”) is entered into effective as of January 1, 2003 by and between PacifiCare of California, a California corporation (“PacifiCare”) and Prospect Sierra Medical Group Medical Group (“Medical Group”), with respect to the following facts:

RECITALS

A.  The parties have previously entered into that certain Medical Group/IPA Services Agreement dated July 1, 1999 (the “Agreement”).

B.  The parties desire to amend the terms of the Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree that the Agreement is hereby modified as specified below:

1.  The following Sections of the Agreement are hereby deleted and replaced in their entirety, to read as follows:

ARTICLE 1
DEFINITIONS

1.7                                 Cost of Care is the valuation of Covered Services and other health care services provided or arranged by Medical Group, as described in Section 5.7.

1.8                                 Covered Services are those medically necessary health care services, supplies and benefits which are required by a Member as determined by Medical Group, PacifiCare or pursuant to an independent third party review in accordance with the Member’s Managed Care Plan and PacifiCare’s Quality Improvement Program and Medical Management Program, which services may include experimental services.  For purposes of this Agreement, “medically necessary” shall have the meaning set forth in the applicable Subscriber Agreement.

1.11                           Emergency Services are Covered Services provided in a hospital emergency facility or comparable facility to evaluate, treat and stabilize a medical condition of recent onset and severity, including, without limitation, severe pain that would lead a prudent layperson, possessing an average knowledge of medicine and health, to believe that his or her condition, sickness, or injury is of such a nature that failure to get immediate medical care could result in: (i) placing the Member’s health in serious jeopardy; (ii) serious impairment to bodily functions; (iii) serious dysfunction of any bodily organ or part; (iv) serious disfigurement; or (v) in the case of a pregnant woman, serious jeopardy to the health of the fetus.

The final determination of whether Emergency Services were required shall be made by

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

the PacifiCare medical director or designee, subject to appeal under the applicable Member appeals procedure or pursuant to the Dispute Resolution Procedure and Arbitration proceedings of Section 7.5 of this Agreement.

1.19                           Medical Group Service Area is the geographic area where Medical Group provides and arranges for Medical Group Services as defined in Exhibit 1 to this Agreement.

1.22                           Out-of-Area Medical Services are those Urgently Needed Services and Emergency Services provided while a Member is outside the Medical Group Service Area which would have been the financial responsibility of Medical Group had the services been provided within the Medical Group Service Area.  Medical Services which are to be provided outside of the Medical Group Service Area and are arranged by Medical Group for Assigned Members are not considered Out-of-Area Medical Services.

1.24                           Premium is defined in Product Attachment A for the PacifiCare Commercial Health Plan and POS Plan and Product Attachment C for the PacifiCare Secure Horizons Health Plan.

1.34                           DMHC is the California Department of Managed Health Care.

1.35                           National Preferred Transplant Networks (“NPTN”) is the national preferred referral network of hospitals, professionals, ancillary, and other Participating Providers that have been selected by PacifiCare (based on various criteria including quality, performance levels, and outcomes) to provide to PacifiCare Members Covered Services consisting of specific transplant services as set forth in the applicable NPTN Agreement by and between PacifiCare and the NTPN Participating Providers.

1.36                           Referral Services shall be those Covered Services, which are not Primary Care Services and are provided by a Participating Provider upon referral from Medical Group, in accordance with the requirements of the PacifiCare Medical Management Program.

1.37                           Standard Service Capitation Amount.  The Standard Service Capitation amount is the monthly per Commercial Plan Member per Month Capitation Payment based on the age/gender/benefit factors, prior to adjustments.  The Standard Service Capitation Amount is found on the monthly capitation reports that accompany the monthly Capitation Payment.

1.38                           National Preferred Transplant Network (“NPTN”) is the national preferred referral network of hospitals, professionals, ancillary, and other Participating Providers that have been selected by PacifiCare (based on various criteria including quality, performance levels, and outcomes) to provide to PacifiCare Members Covered Services consisting of specific Transplant Services as set forth in the applicable NPTN Agreement between PacifiCare and the NPTN Participating Providers.

2.  The following Sections of the Agreement are hereby amended in their entirety, to read as follows:

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Provide or Arrange Covered Services.  Medical Group, through Participating Providers, shall provide or arrange Covered Services in the Medical Group Service Area to Medical Group Members, in coordination with PacifiCare and PacifiCare’s Participating Providers and in accordance with the terms and conditions set forth in this Agreement and the Managed Care Plans.  Medical Group shall be financially responsible for Medical Group Services.

2.3.5                        Adverse Changes in Capacity.  Medical Group and its Participating Providers will continue to accept Members enrolled by PacifiCare for so long as Medical Group and its Participating Providers have the capacity to provide and arrange Covered Services under this Agreement and for so long as Medical Group continues to accept new patients from any HMO or other prepaid health plan.  Medical Group shall provide at least ninety (90) calendar days’ prior written notice to PacifiCare of any significant changes in the capacity of Medical Group to provide or arrange Covered Services that would prevent Medical Group from accepting additional Members.  Medical Group shall use reasonable efforts to eliminate or remedy any condition which results in a significant adverse change in capacity.  A significant change in capacity includes, without limitation, the following: (i) inability of Medical Group to properly serve additional Members due to a lack of Primary Care Physicians or other Participating Providers; (ii) inability of any one of Medical Group’s Primary Care Physicians or other Participating Providers to serve additional Members; or (iii) closure of any Medical Group Facility.  PacifiCare may continue to enroll Members with Medical Group until the expiration of the notice period required under this Section, and in such event, Medical Group and its Primary Care Physicians and other Participating Providers shall continue to accept such Members.  PacifiCare shall discontinue the enrollment of Members with Medical Group upon expiration of the notice period required under this Section until such time, if any, that Medical Group provides written notification to PacifiCare that it has the capacity to accept additional Members.

2.4                                 Medical Group’s Subcontracts with Participating Providers.  Medical Group shall demonstrate and certify to PacifiCare prior to the Commencement Date and upon PacifiCare’s written request at any time during the term of this Agreement (in the format specified by PacifiCare) that its subcontracts with Participating Providers comply with requirements of this Agreement.  Medical Group shall amend any and all of its existing subcontracts with Participating Providers which do not comply with this Agreement within thirty (30) calendar days following the execution of this Agreement and shall provide PacifiCare with written certification thereof.  Without limiting any other provision of this Agreement, all of Medical Group’s subcontracts shall contain the requirements set forth in Sections 8.3.3 of this Agreement pertaining to the provision of Covered Services in Special Circumstances and shall provide that Medical Group’s Participating Providers shall look solely to Medical Group for payment for Covered Services provided to Medical Group Members.

2.4.5                        Performance of Subcontract Rights.  Medical Group’s subcontracts shall require its Participating Providers who are independent contractors to agree to perform their obligations under their subcontract for the benefit of PacifiCare in the event of dissolution or Insolvency of Medical Group, in the event of termination of this Agreement by PacifiCare for cause pursuant to Section 6.2.2 or in the event of termination by PacifiCare pursuant to Section 6.3.  Such obligation shall continue through the continuing care period provided by this Agreement.  Medical Group’s subcontracts shall provide that in the event PacifiCare exercises such option, Medical Group’s subcontractors agree to accept payment from PacifiCare, as payment in full, at rates which are the lesser of the Cost of Care or the rate set forth in the applicable subcontract.  To the extent Medical Group’s subcontracts do not comply with the requirements of this Section 2.4.5 as of the date this Agreement is executed and delivered, Medical Group shall cause its subcontracts to be amended to comply with the forgoing by February 1, 2003.  PacifiCare shall be obligated to pay Medical Group’s Participating Providers only for such periods as PacifiCare specifically elects, in writing, to access Medical Group’s subcontracts.

2.8.1                        Copies of Financial Statements.  Medical Group shall provide to PacifiCare within forty-five (45) calendar days of the end of each calendar quarter copies of its quarterly financial statements, which shall include a balance sheet, statement of income and statement of cash flow (the “Financial Statements”) prepared in accordance with generally accepted accounting principles.  Such quarterly Financial Statements shall be certified by the chief financial officer of Medical Group as accurately reflecting the financial condition of Medical Group, including without limitation, its operations in the Medical Group Service Area for the period indicated.  In addition, Medical Group shall provide to PacifiCare, within one hundred and twenty (120) calendar days from the end of each fiscal year, copies of its audited annual Financial Statements together with copies of all auditor’s letters to management in connection with such audited annual financial statements.

2.8.2                        Security Reserves.

Security Reserves/Letter of Credit.

(a)  Letter of Credit.  As a material condition to PacifiCare’s obligations pursuant to this Agreement, Medical Group shall, upon the occurrence of a Triggering Event as defined below, obtain for the benefit of PacifiCare a Letter of Credit to secure Medical Group’s performance under this Agreement (“Letter of Credit”).

(b)  Letter of Credit Required Amount.  In the event that Medical Group is required, as defined below, to obtain a Letter of Credit, the initial amount shall be ***.  PacifiCare may later request that Medical Group increase the Letter of Credit if Medical Group fails to achieve for a period of four (4) consecutive months a current ratio (current assets divided by current liabilities) of 1.0 to 1.0 as determined by GAAP.  The fixed amount of the increase in the Letter of Credit that will be required shall equal fifty percent (50%) of PacifiCare’s portion, which is the ratio of PacifiCare’s average capitation payment to Medical Group for the previous twelve (12) months divided by Medical Group’s average capitation revenue from all active HMO’s for the previous twelve (12) months, applied to the difference between the actual current liabilities and current assets as reported on the most recent quarter’s Medical Group balance sheet.  In the event that the Letter of Credit is required to be increased, then the increase shall occur in equal portions over a four (4) month period of time.  PacifiCare shall provide Medical Group with thirty (30) calendar days written notice of any requirement to adjust the Letter of Credit Funding Amount.  Should Medical Group, after receiving notice from PacifiCare that the initial amount of the Letter of Credit be adjusted, as defined in this paragraph, achieve a current ratio of 1.0 to 1.0 as determined by GAAP and maintains that current ratio for twelve (12) consecutive months, then the Letter of Credit shall be reduced to the original *** level.  As used in the balance of this Section, “Letter of Credit” shall refer to any initial Letter of Credit and any subsequent Adjusted Letter of Credit.

(c)  Triggering Event Conditions.  Immediately upon the occurrence of a Triggering Event (as defined in this subsection), Medical Group shall obtain the Letter of Credit in the amount of the then applicable Letter of Credit Funding Amount.  A Triggering Event, for purposes of this Section 2.8.2, shall mean any of the following: (i) Medical Group’s failure to maintain a current ratio (current assets divided by current liabilities) of 1.0 to 1.0, as determined by PacifiCare upon review of Medical Group’s financial statements; (ii) Medical Group’s failure to maintain positive Tangible Net Equity, calculated in a manner consistent with GAAP; (iii) Medical Group’s failure to provide financial statements as outlined in Section 2.8.1 of this Agreement; and (iv) Medical Group’s failure to meet Commercial Health Plan and/or Secure Horizons Health Plan claims payment timelines standards for a period of six (6) consecutive months.  In any event, PacifiCare shall provide Medical Group with thirty (30) calendar days notice of a Triggering Event occurrence.  Medical Group shall have thirty (30) calendar days from the date PacifiCare notifies Medical Group of the occurrence of the Triggering Event to cure to the satisfaction of PacifiCare or both parties mutually agree on a remedy prior to PacifiCare acting on Triggering Event as outlined in this Section.  If the cure is not to the satisfaction of PacifiCare or if the remedy is not mutually agreed to within thirty (30) calendar days of PacifiCare notifying Medical Group, PacifiCare shall act on the terms and conditions outlined in this Section.

(d)           Letter of Credit Terms and Conditions.  Medical Group shall be responsible for any cost, expense, or administrative fee in connection with the establishment and maintenance of the Letter of Credit.  Without limiting the foregoing, the Letter of Credit shall contain language to include the identical terms and conditions as outlined in this Section 2.8.2 and to be attached to this Agreement.  In the event that any of the terms and conditions in the Letter of Credit are inconsistent with the terms and conditions outlined in this Section 2.8.2, the terms and conditions of the Letter of Credit shall then be subject to PacifiCare’s prior written approval.  Without limiting the foregoing, the Letter of Credit shall provide that PacifiCare may draw on the Letter of Credit by certifying to the issuer of the Letter of Credit (the “Issuer”) that (i) Medical Group is in default under this Section 2.8.2, and has failed to cure such default following thirty (30) calendar days written notice from PacifiCare; or (ii) Medical Group is insolvent.

The proceeds of the Letter of Credit (or the “Security Deposit”) shall be the property of PacifiCare.  PacifiCare shall use the Security Deposit solely to pay Medical Group’s obligations under the Agreement.  PacifiCare shall pay Medical Group the amount of any unused portion of the Security Deposit after all of Medical Group’s financial obligations have been satisfied and this Agreement has been terminated.

(e)           Letter of Credit Term.  The Letter of Credit, when required to be in place as provided above, shall remain in full force and effect until Medical Group satisfies all its financial obligations under this Agreement (“the Letter of Credit Term”).  The Letter of Credit shall be for a minimum of a six (6) month term.  PacifiCare acknowledges and agrees that the Letter of Credit may not be issued at any one time that would be for the entire Letter of Credit Term on the condition that Medical Group agree to the following.  Should Medical Group otherwise fail to obtain Letter of Credit for the Letter of Credit Term from an issuer acceptable to PacifiCare by a date fourteen (14) calendar days prior to the expiration date of the Letter of Credit, such failure shall constitute a material breach of this Agreement and PacifiCare shall be entitled to immediately establish a Security Deposit, as outlined in Paragraph (f) below.

(f)            Interim Security Deposit Establishment.  Upon the occurrence of a Triggering Event and in the event that Medical Group has not established, a Letter of Credit within thirty (30) days of PacifiCare’s notice and as required by this Section, PacifiCare may begin deducting six (6%) of Medical Group’s monthly Standard Service Capitation Payment, up to the amount, as defined in Paragraph (b) above, for the purpose of establishing a security deposit (also a “Security Deposit” hereunder).  PacifiCare shall pay Medical Group the Security Deposit upon the earlier of (i) PacifiCare’s receipt of the fully funded Letter of Credit, or (ii) all of Medical Group’s financial obligations have been satisfied and this Agreement has been terminated.

(g)           The financial statements for Prospect Medical Group, Prospect Health Source Medical Group and Sierra Medical Group are all consolidated and reported under Prospect Medical Group.  As such, any solvency reserve requirement shall remain solely with the consolidated entity, namely Prospect Medical Group.

2.11                           Reciprocity Arrangements.  If any Member who is not a Medical Group Member or if any individual who is enrolled in a benefit plan and program of any PacifiCare affiliated entity (“PacifiCare Affiliate”) receives services or treatment from Medical Group or its Participating Providers, Medical Group or the Participating Provider agrees to bill PacifiCare or the PacifiCare Affiliate (or their respective designees), as applicable, at billed charges and to accept the Cost of Care amount less any applicable Copayments, coinsurance and/or deductibles as payment in full for such services or treatment.  PacifiCare or the PacifiCare Affiliate will process payment for such services or treatment in accordance with the payment procedures for the applicable benefit plan or program.

Medical Group shall cooperate with PacifiCare’s Participating Providers and PacifiCare Affiliates and agrees to provide Medical Group Services to Members enrolled in Managed Care Plans and health benefit plans of Affiliates and to assure reciprocity of health care services.  Without limiting the foregoing, if any Member receives services or treatment constituting Covered Services from Medical Group or its Participating Providers and a capitated Participating Provider is financially responsible for such services, such Participating Provider shall be solely responsible for compensating Medical Group for such services.  Payment by the Participating Provider shall be at the rates agreed by the Participating Provider and Medical Group or, if there is no applicable agreement, at the rates provided by applicable State and Federal Law or, at the election of the Participating Provider, at the rates set forth in this Agreement, less applicable Copayments, coinsurance, and/or deductibles, as payment in full for such services or treatment.  The provisions of Section 8.2 [No Billing of Members (Member Hold Harmless Provision)] shall be binding upon Medical Group regardless of whether PacifiCare or another capitated Participating Provider is at financial risk for services provided.

If any Medical Group Member receives Covered Services from a PacifiCare Participating Provider or PacifiCare Affiliate contracted provider, PacifiCare shall, where contractually available, provide reciprocity to Medical Group at PacifiCare rates for such Covered Services.  Medical Group shall comply with the procedures established by PacifiCare or the PacifiCare Affiliate for reimbursement of such Covered Services.

3.  The following Sections of the Agreement are hereby amended in their entirety, to read as follows:

ARTICLE 3

ADMINISTRATIVE DUTIES OF PACIFICARE

3.2                                 Marketing.  PacifiCare shall make reasonable efforts to market the Managed Care Plans.  Medical Group agrees that PacifiCare may, in its discretion, use Medical Group’s name, address and telephone number as well as the names, addresses and telephone numbers and specialties of its Participating Providers in PacifiCare’s marketing and informational materials including, without limitation, PacifiCare’s directory of Participating Providers.  Medical Group agrees that PacifiCare may, at its discretion, exclude Medical Group and/or its Participating Providers from certain Managed Care Plans or other new products or plans within Managed Care Plans.  However, at Medical Group’s request, PacifiCare agrees to meet and confer with Medical Group regarding the criteria that Medical Group must meet in order to participate in such new Managed Care Plans or other new products or plans within Managed Care Plans.  Nothing in this Agreement shall be deemed to require PacifiCare to conduct any specific marketing activities on behalf of Medical Group and its Participating Providers or to identify Medical Group or its Participating Providers in any specific PacifiCare marketing or informational materials.

3.3                                 Enrollment and Assignment of Members.  PacifiCare shall be responsible for distributing the PacifiCare Enrollment Packet to Members upon enrollment and at open enrollment periods.  PacifiCare shall provide benefit information to Members concerning the type, scope and duration of benefits to which Members are entitled under the Managed Care Plans.  Nothing in this Agreement shall be construed to require PacifiCare to assign any minimum or maximum number of Members to Medical Group or to utilize Medical Group for any Members in the Medical Group Service Area.  At any time during the term of this Agreement, without terminating this Agreement, PacifiCare may cease assigning Members to Medical Group.

3.8    Transplant Services.

3.8.1        Transplant Services - Definitions.

(a)           “Transplant Services” are Covered Services for solid organ transplants, autologous hemopoetic stem cell transplantation and allogeneic hemopoetic stem cell transplantation as described in the applicable Subscriber Agreement and Evidence of Coverage.

(b)           “NPTN” Transplant Services are Transplant Services provided pursuant to and in accordance with PacifiCare’s NPTN program to NPTN Members.

(c)           “NPTN Members” are:

(i)            Members who have been approved for Transplant Services on or before December 31, 2002 who consent to receive services pursuant to PacifiCare’s NPTN Program and whose anticipated transplant outcomes should not be adversely affected by a transfer into the NPTN Program; and

(ii)           Members who have been approved for Transplant Services on or after January 1, 2003.

(d)           “Non-NPTN” Transplant Services are all Transplant Services which are not NPTN Transplant Services.  Without limiting the foregoing, Non-NPTN Transplant Services include all Transplant Services provided to Members who are not NPTN Members.

3.8.2        Financial Responsibility for Transplant Services.  The parties’ respective financial responsibility for the various components of Transplant Services are described in this Section 3.8, Section 5,14 [Compensation for Transplant Services], and the Division of Financial Responsibility Matrix including Attachment C to the DFR.

3.8.3        Medical Management of Transplant Services.

(a)   All Transplant Services shall be provided in accordance with the provisions of PacifiCare’s MM Program including without limitation, the provisions of PacifiCare’s Provider Manual.  Specifically, but without limitation, authorization of the evaluation of the recipient prior to listing for transplantation, the actual transplant itself, and post transplant care up to 365 days post discharge, must be obtained from PacifiCare’s NPTN Medical Director, or his or her designee, prior to the provision of Transplant Services.

(b)   PacifiCare shall be responsible for providing, coordinating and arranging for the Medical Management of NPTN Transplant Services for which it is financially responsible.  Medical Group shall be responsible for providing, coordinating and arranging Transplant Services for which it is financially responsible, subject to coordination with PacifiCare pursuant to the terms of PacifiCare’s MM Program.

(c)   Transplant Services provided by Medical Group or pursuant to a Medical Group referral that are not authorized by PacifiCare prior to the provision of the Transplant Services shall constitute Non-NPTN Transplant Services and be the sole financial responsibility of the Medical Group regardless of whether such Transplant Services would have otherwise constituted NPTN Transplant Services.

3.9                                 PacifiCare-Sponsored Carve-Out Program Management.  The Division of Financial Responsibility (DFR) Matrix attached to this Agreement identifies the risk arrangements between Medical Group and PacifiCare.  In specific instances, PacifiCare has assumed financial responsibility for specific Covered Services, drugs and agents (to include injectable drugs and adjuncts) that were the previous responsibility of the Medical Group.

PacifiCare has established, at its sole discretion, specified Carve-Out Programs.  Specific Carve-Out Program descriptions, policies and procedures are provided in Attachments B and C of Exhibit 4.

3.9.1                        PacifiCare’s Right to Modify the PacifiCare-Sponsored Carve-Out Programs.  On a semi-annual basis and or as directed by applicable law or regulatory requirement(s), and at its sole discretion, PacifiCare reserves the right to make additions or deletions to the list of Carve-Out Program Covered Services, drugs and agents.  PacifiCare shall provide Medical Group with 30 days’ advanced notice of such changes.  Upon any such change, PacifiCare shall notify Medical Group of any adjustment to Medical Group’s compensation resulting from such changes, which adjustment shall be determined using reasonable actuarial standards, taking into account other changes in compensation made pursuant to Section 5.1, all as determined by PacifiCare.

3.9.2                        PacifiCare’s Right to Terminate Medical Group’s Participation in PacifiCare-Sponsored Carve-Out Programs.  PacifiCare, at its sole discretion, reserves the right to terminate Medical Group’s participation in PacifiCare-Sponsored Carve-Out Programs by providing Medical Group 30 calendar days advance written notice.

ARTICLE 4
MANAGED CARE PROGRAM SERVICES

4.2.1        Delegation Audits and Determinations.

Medical Group’s authority to perform medical management functions, as described but not limited to Article 4, may be modified, from time to time, at the sole discretion of PacifiCare.  PacifiCare shall use best efforts to provide Medical Group with thirty (30) days prior written notice before such modification.

ARTICLE 5
COMPENSATION

5.1.4                        Adjustments For PacifiCare-Sponsored Carve-Out Programs.  Based upon the assumption of financial responsibility by PacifiCare, PacifiCare shall reduce the

Medical Group’s monthly Standard Service Capitation Payment by the amounts specified in Attachments A, B and C of Exhibit 4.

Medical Group shall be responsible for assessing the financial impact that the PacifiCare Sponsored Carve-Out Programs will have on the Medical Group.  Upon such assessment, Medical Group may choose not to participate in certain of the PacifiCare-Sponsored Carve-Out Programs.  In the event Medical Group chooses not to participate in any of the optional PacifiCare-Sponsored Carve-Out Programs, Medical Group shall indicate such decision on the relevant Exhibit describing the specific program attached to this Amendment.

(a)                                  Limitations to the PacifiCare-Sponsored Carve-Out Programs.  The PacifiCare-Sponsored Carve-Out Programs shall: (a) cover only the specific medications and Covered Services contained the Carve-Out Program’s Descriptions and listed in Attachments A, B and C of Exhibit 4, (b) be subject to modification as a result of mandates in applicable law and or regulatory requirements and (c) apply only to those specific medications authorized by PacifiCare and provided by PacifiCare’s contracted vendor(s) for Self-Injectable Carve-Out Program (SICOP) medications.  SICOP medications will be prescribed by Medical Group Participating Providers and such Participating Providers shall be responsible for all patient education relating to the applicable prescription(s).

(b)                                 Medical Group’s Failure to Comply with PacifiCare-Sponsored Carve-Out Programs.  If PacifiCare determines that Medical Group is not complying with the stipulated Carve-Out Program Policies and Procedures, PacifiCare may terminate the respective Carve-Out Program.  Upon any such termination, PacifiCare shall notify Medical Group of any adjustment to Medical Group’s compensation, which adjustment shall be determined using reasonable actuarial standards, taking into account other changes in compensation made pursuant to this Amendment, all as determined by PacifiCare.

In addition to the foregoing, the PacifiCare-Sponsored Carve-Out Programs and Medical Group’s participation in the Carve-Out Programs shall be subject to the provisions of PacifiCare’s policies and procedures applicable to the Carve-Out Programs, copies of which shall be provided to Medical Group.

5.1.5                        Capitation Payment Adjustment for NPTN Transplant Services.  Medical Group and PacifiCare agree that the compensation set forth in Product Attachments A, B and C of this Agreement does not include amounts attributable to NPTN Transplant Services that are PacifiCare’s financial responsibility as set forth in this Agreement.  Specifically, the Capitation Payment amounts set forth at Product Attachments A, B and C have been adjusted to reflect that as of the Effective Date, PacifiCare shall be responsible for Transplant Services to the extent set forth on the DFR, including Exhibit 4 to the DFR.

5.4                                 Incentive Programs.  Incentive programs are designed to ensure that PacifiCare and Medical Group work collaboratively to deliver Covered Services in an effective and efficient manner by ensuring appropriate utilization of Covered Services, Incentive programs for each Managed Care Plan are set forth in the applicable Product Attachment.

5.4.1                        Incentive Program Withhold.  PacifiCare shall establish withholds from Medical Group’s monthly Capitation Payment for purposes of offsetting potential deficits for the combined incentive programs administered by PacifiCare, excluding the Commercial Hospital Incentive Program and the Secure Horizons Hospital Incentive Program for which separate withholds may be established.  The monthly incentive withhold shall be two dollars and ninety-five cents ($2.95) per Member per month for the PacifiCare Commercial Health Plan.  PacifiCare, in its sole discretion, shall prospectively adjust the withhold based on Medical Group’s experience under the combined incentive programs at the time of the program settlements described below.  The monthly incentive withhold shall not exceed the amount referenced above in this paragraph.

5.4.2                        Incentive Program Settlements.  PacifiCare shall conduct combined settlements, inclusive of a reserve allowance for incurred but not reported claims expense, for all of the Managed Care Plan incentive programs applicable to Medical Group and administered by PacifiCare.  Surpluses and deficits under each of the incentive programs shall be aggregated and offset against one another.  PacifiCare will conduct a final calculation annually (the “Final Calculation”) based on the contract calendar year.  The incentive program withhold described above shall be refunded to the Medical Group at the time of the incentive program settlements, except that Medical Group’s share of any incentive program deficits shall be deducted from such refund.  Payments under the combined incentive programs will be due from the owing party within one hundred, and eighty (180) days following the end of the contract calendar year for the Final Calculation.  To the extent a Medical Group deficit has been carried forward from a prior settlement period, this deficit shall be offset against amounts due to Medical Group hereunder.  In the event that claims for providers were incurred during the contract calendar year in question but were not paid until after the final calculation, such costs shall be carried forward and applied to the subsequent contract calendar year’s incentive program as an expense for that contract calendar year.  Unless otherwise agreed by the parties in writing, the Final Calculation shall not bar either party from providing information reflecting that the Final Calculation should be adjusted, which adjustments may be requested by either party no later than one year following the end of the applicable contract calendar year.

5.4.4                        Limitation on Medical Group’s Risk.  In the event Medical Group incurs an obligation under the overall incentive program settlement described above, Medical Group shall not be responsible for reimbursing PacifiCare nor shall PacifiCare offset the Medical Group’s Capitation Payments as a result of any incentive program obligation.  PacifiCare shall carry forward any Medical Group obligations as the result of an incentive program obligation and the amount carried forward shall be offset against amounts otherwise due to Medical Group under future settlements for the combined incentive programs.  Notwithstanding the foregoing, and in accordance with Medical Group’s pharmacy incentive program.  Medical Group shall be responsible for reimbursing PacifiCare for deficits in pharmacy incentive programs to the extent there are insufficient surpluses due Medical Group from other incentive programs to offset pharmacy deficits; such reimbursement shall be made within thirty (30) days following completion of the Final Calculation for all incentive program settlements described above.

5 5.1                        Individual Stop-Loss Program.  PacifiCare shall provide Individual Stop-Loss (“ISL”) protection in order to limit Medical Group’s financial risk for Medical Group Services (“ISL Program”).  The ISL Program is designed to limit Medical Group’s financial responsibility for Medical Group Services to a specified dollar amount per Medical Group Member per calendar year (“ISL Deductible”), while encouraging Medical Group’s continuing involvement with Medical Group Member’s care by sharing a portion of the financial responsibility for Medical Group Services which exceed the ISL Deductible (“ISL Coinsurance”).  PacifiCare shall charge a premium (“ISL Premium”) as consideration for the ISL Program.  The ISL Deductible, ISL Coinsurance and ISL Premium for Medical Group are specified in each Product Attachment.  Notwithstanding any other provision of this Agreement, PacifiCare may amend the ISL Deductible, ISL Coinsurance and ISL Premium on an annual basis effective at the beginning of any calendar year by providing sixty (60) calendar days prior written notice to Medical Group.  During each year of this Agreement, should Medical Group fail to provide PacifiCare with timely evidence of ISL protection consistent with regulatory requirements, PacifiCare shall assign such coverage to Medical Group and deduct the then-current ISL Premium from the Medical Group’s Capitation Payments as further described in each Product Attachment.  For Medical Group Services which exceed the ISL Deductible, PacifiCare will pay Cost of Care, less the Medical Group’s ISL Coinsurance amount, subject to the Medical Group’s compliance with the procedures set forth in the Provider Manual and the provisions of this Section set forth below.

5.5.4                        Notification of ISL and Reinsurance Claims.  Medical Group shall provide written notification to PacifiCare when Medical Group becomes aware that claims for Medical Group Services or Hospital Services provided to Medical Group Member(s) equal fifty percent (50%) of the ISL Deductible or fifty percent (50%) of the Reinsurance Deductible, respectively.  Such written notification shall be provided to PacifiCare no later than the fifteenth (15th) day of the month following the month in which such threshold is reached.  Medical Group acknowledges and agrees that if Medical Group fails to provide the written notice required by this Section within the time frame specified in this Section, Medical Group shall be financially responsible for ten percent (10%) of all Medical Group Services or ten percent (10%) of all Hospital Services provided to the Medical Group Member(s) in excess of the ISL Deductible or Reinsurance Deductible, as applicable, which amount shall be in addition to the ISL Coinsurance or Reinsurance Coinsurance, as applicable.

5.7                                 Cost of Care.  Certain provisions of this Agreement require that Medical Group provide or arrange health care services which are not covered by Capitation Payments at Cost of Care and certain provisions of this Agreement require that Covered Services be valued at Cost of Care.  For purposes of this Agreement, “Cost of Care” shall be calculated using the lesser of billed charges or in accordance with the PacifiCare Fee Schedule.  The PacifiCare Fee Schedule shall be based upon the following: (i) for professional services that are included under the Medicare RBRVS Fee Schedule, reimbursement shall be one hundred percent

(100%) of Medicare’s geographically adjusted fee schedule according to the Medicare payment locality the provider resides in; (ii) for all other health care services (other than in patient and outpatient Hospital Services) that are not included in RBRVS, but included in a Medicare Fee Schedule, reimbursement shall be one hundred percent (100%) of the Medicare rate for the current period as released by CMS by December of the preceding year; (iii) for inpatient and outpatient Hospital Services, the Cost of Care shall be the lessor of the amount determined under PacifiCare’s Fee Schedule and paid by PacifiCare or the prevailing Medicare allowable; (iv) Anesthesia shall be reimbursed at $38.00 ASA, excluding modifiers; (v) for outpatient Pharmaceuticals, to include injectable drugs and adjuncts, shall be the lesser of billed charges, or the average wholesale price (AWP) less fifteen percent (15%), or the amount determined under PacifiCare’s prevailing Fee Schedule and paid by PacifiCare.

5.8                                 Collection of Copayments.  Medical Group and its Participating Providers shall be responsible for the collection of Copayments upon rendering Medical Group Services to Medical Group Members in accordance with the applicable Subscriber Agreement.  Any Copayments which are stated as a percentage shall be calculated using the Cost of Care for such Medical Group Services.  Medical Group and its Participating Providers shall not refuse to provide Medical Group Services in the event a Member is unable to pay the Member’s Copayment except as may be specifically permitted in the Provider Manual or as approved in advance by PacifiCare.

5.12                           Recoupment Rights.  PacifiCare shall have the right, but not the obligation, to pay claims which Medical Group fails to pay for Covered Services provided to PacifiCare Members if Medical Group fails to pay such claims following ten (10) days written notice from PacifiCare.  Except as may otherwise be specifically provided in this Agreement, PacifiCare shall have the right to immediately recoup any and all amounts owed by Medical Group to PacifiCare against amounts, including Capitation Payments, owed by PacifiCare to Medical Group.  This right shall include, without limitation, PacifiCare’s right to recoup the following amounts owed to PacifiCare by Medical Group: (i) amounts owed by Medical Group due to overpayments or payments made in error by PacifiCare; (ii) amounts owed by Medical Group as a result of claims for Medical Group Services that PacifiCare may pay on behalf of Medical Group; (iii) amounts owed by Medical Group for Covered Services provided outside the Medical Group Service Area; (iv) amounts owed by Medical Group as a result of the outcome of the Member appeals and grievance procedure; (v) amounts owed by Medical Group in connection with any other prior or existing agreement between Medical Group and PacifiCare or any PacifiCare Affiliate and (vi) amounts owed by Medical Group pursuant to Section 5.4.2 (Incentive Program Settlements) above.  As a material condition to PacifiCare’s obligations under this Agreement, Medical Group agrees that all recoupment and any offset rights pursuant to this Agreement shall be deemed to be and to constitute rights of recoupment authorized in State or Federal law or in equity to the maximum extent possible under law or in equity and that such rights shall not be subject to any requirement of prior or other approval from any court or other government authority that may now or hereafter have jurisdiction over Medical Group.

5.13                           Adequacy of Compensation.  Except for those instances specified in Sections 5.124 and 5.17 above, Medical Group agrees to accept payment as provided herein as payment in full for providing and arranging the Covered Services required under this Agreement, whether that amount is paid in whole or in part by Member, PacifiCare or any Subscriber, including other health care plans that pay before PacifiCare as required by applicable State or Federal coordination of benefits provisions.  This Section does not prohibit Medical Group from collecting applicable Copayments, coinsurance or deductibles consistent with the Managed Care Plans.

5.14                           Character of Payments from PacifiCare.  Capitation Payments to Medical Group pursuant to this Agreement are for the primary purpose of compensating Medical Group for the value of Medical Group Services provided pursuant to this Agreement.  Medical Group shall assure that claims and compensation for Medical Group Services provided or arranged pursuant to this Agreement are paid from the Capitation Payments from PacifiCare and from other funds available to Medical Group as may be necessary for Medical Group to satisfy its financial obligations under this Agreement.  PacifiCare shall have the right, but not the obligation, to pay claims which Medical Group fails to pay for Covered Services provided to PacifiCare Members.  Medical Group specifically agrees that PacifiCare may exercise its recoupment rights as set forth above in the event Medical Group fails to comply with the foregoing.

5.16                           PacifiCare Quality Incentive Program.  PacifiCare’s Quality Incentive Program (“QIP”) is a bonus program which recognizes PacifiCare Participating Providers who have statistically demonstrated sound clinical care practice, quality-focused provision or arrangement of Covered Services on behalf of their assigned PacifiCare Members and demonstrated superior customer satisfaction.  Exhibit 5 of this Agreement describes the QIP.  The terms of Exhibit 5 reflect PacifiCare’s participation in the “pay for performance” initiative of the Integrated Healthcare Association.

5.17                           Payments which are the Responsibility of Capitated Providers.  Medical Group acknowledges and agrees that if Medical Group is, now or hereafter, a party to any subcontract or other agreement with PacifiCare Participating Providers who receive capitation and are responsible for arranging for Covered Services through their sub-contractual arrangements (“Capitated Providers”), that Medical Group shall look solely to the applicable Capitated Provider, and not PacifiCare, for payment for Covered Services provided to PacifiCare Members that are covered by PacifiCare’s agreements with such Capitated Providers.

5.18                           Non-Capitated Services Submission of Claims/Claims Payment.  Medical Group shall submit all claims for non-capitated services reimbursement under this Agreement (including claims for interest) to PacifiCare no later than sixty (60) calendar days from the date of service or, if a third party or Coordination of Benefits claim, upon receipt of payment or notice of denial from a primary payor.  Medical Group shall submit such claims in accordance with the procedures and standards established by PacifiCare.  If Medical Group elects to submit claims electronically to PacifiCare, such electronic format shall be acceptable to PacifiCare or its agent.

Medical Group acknowledges and agrees that if Medical Group fails to submit claims as specified by this Section, PacifiCare reserves the right to deny payment for such claims.  For each Clean Claim submitted by Medical Group, PacifiCare or the applicable Payor shall pay the amount due to Medical Group within sixty (60) business days following receipt of a Clean Claim by PacifiCare and in accordance with applicable State and Federal Law for the applicable Managed Care Plan.  For purposes of this Section, a “Clean Claim” is a claim for Covered Services submitted by Medical Group which is complete and includes all the information reasonably required by PacifiCare, and as to which request for payment there is no material issue regarding PacifiCare’s obligation to pay under the terms of a Managed Care Plan or PacifiCare’s Medical Management Program.  In the event it is determined that a claim is not a Clean Claim, PacifiCare shall, within the time frames set forth above for the payment of Clean Claims, use reasonable efforts to advise Medical Group of the basis upon which a claim is not eligible for payment and specify any additional information required for PacifiCare to pay the amount due with respect to the applicable claim.

Medical Group acknowledges and agrees that payors are solely responsible for payment to Medical Group for non-capitated Covered Services provided to Members of payor plans whether claims are submitted to and paid by Payor directly or by PacifiCare on behalf of payor.  PacifiCare shall not be responsible or liable for any claims decisions or for any payment of claims by payors.

5.19                           Timely Submission of Medical Group Requests for Claims Payment Reconsideration.  Pursuant to Section 7.5 of this Agreement and in accordance with the provisions set forth in the Provider Manual, Provider/Hospital may dispute any claims payment by PacifiCare described in Section 5.12.  Medical Group requests for reconsideration of a claims payment must be forwarded, in writing, to PacifiCare within sixty (60) working days from receipt of applicable claims payment from PacifiCare.  Medical Group’s failure to submit written requests as specified in this Section 5.19 shall result in the request being denied by PacifiCare, and no further action may be taken by Medical Group.

5.20                           Timely Submission of Medical Group Requests for Recoupment Reconsideration for Recoupment Actions Initiated by PacifiCare.  Pursuant to Section 7.5 of this Agreement and in accordance with the provisions set forth in the Provider Manual, Medical Group may dispute any recoupment action by PacifiCare described in Section 5.12 above.  Medical Group requests for reconsideration of recoupment actions initiated by PacifiCare must be received in writing by PacifiCare within ninety (90) working days from receipt of the Notice of Intent to Recoup from PacifiCare.  Medical Group’s failure to submit written requests as specified in this Section 5.20 shall result in the request being denied by PacifiCare, and no further action may be taken by Medical Group.

ARTICLE 6
TERM AND TERMINATION

6.1                                 Term.  The term of this Agreement shall commence on January 1, 2003 (the “Commencement Date”), and end on December 31, 2004.  Thereafter, the term of this Agreement shall be automatically extended for a one year term every January 1 (“Anniversary Date”), unless either party provides the other with written notice of such party’s intention not to extend the term no later than one hundred eighty (180) days prior to each Anniversary Date or until this Agreement is appropriately terminated by either party as provided herein.

6.2.1                        Cause for Termination of Agreement by Medical Group.  The following shall constitute cause for termination of this Agreement by Medical Group:

(j)                                     Non-Payment.  Failure by PacifiCare to pay Capitation Payments due Medical Group hereunder within thirty (30) days of the Capitation

Payment due date or failure by PacifiCare to make any other payments due Medical Group hereunder within forty-five (45) days of any such payment’s due date and PacifiCare’s failure to make such payment within the cure period provided at Section 6.3.2, below.

6.2.2                        Cause for Termination of Agreement by PacifiCare.  The following shall constitute cause for termination of this Agreement by PacifiCare:

(iv)                              Change in Hospital Agreement.  In addition to other provisions of the Agreement, PacifiCare may terminate this Agreement in the event of the termination of the Hospital Services Agreement (“Hospital Agreement”) between Hospital and PacifiCare pursuant to which Hospital provides Covered Services to Medical Group Members; or PacifiCare may terminate this Agreement in the event that PacifiCare and Hospital fail to execute a satisfactory Hospital Agreement.  PacifiCare shall provide Medical Group with written notice of its intent to terminate this Agreement pursuant to this Section at least ninety (90) days prior to the effective date of the termination of this Agreement.  However, prior to or in conjunction with issuing such termination notice, PacifiCare shall meet and confer with Medical Group regarding alternative hospital arrangements and strategies.  The requirements set forth in Section 6.3.3 shall not apply to termination by PacifiCare pursuant to this Section.

6.2.3                        Notice of Termination and Effective Date of Termination.  The party asserting cause for termination of this Agreement (the “terminating party”) shall provide written notice of termination to the other parry.  The notice of termination shall specify the breach or deficiency underlying the cause for termination.  The party receiving the written notice of termination shall have thirty (30) calendar days from the receipt of such notice to cure the breach or deficiency to the satisfaction of the terminating party (the “Cure Period”).  If such party fails to cure the breach or deficiency to the satisfaction of the terminating party within the Cure Period or if the breach or deficiency is not curable, the terminating partly shall provide written notice of failure to cure the breach or deficiency to the other party following expiration of the Cure Period.  This Agreement shall terminate upon receipt of the written notice of failure to cure or at such later date as may be specified in such notice.  During the Cure Period, PacifiCare may, and following the termination of this Agreement, PacifiCare shall cease marketing efforts for Medical Group, discontinue enrollment of Members with Medical Group and begin transferring Medical Group Members to other PacifiCare Participating Providers.  The continuing care obligations of Medical Group shall survive the termination of this Agreement.

6.6                                 Repayment Upon Termination.  Within one hundred eighty (180) calendar days of the effective date of termination of this Agreement, an accounting shall be made by PacifiCare of the monies due and owing either party and payment shall be forthcoming by the appropriate party to settle such balance within thirty (30) calendar days of such accounting.  Either party may request an independent audit of such PacifiCare accounting by a mutually acceptable independent certified public accountant and such audit shall be equally paid for by both parties.  The parties agree to abide by the findings of such independent audit.  Appropriate payment, if any, by the appropriate parry shall be made within thirty (30) calendar days of such independent audit.  Unless otherwise agreed by the parties in writing, the Final Calculation shall not bar either party from providing information reflecting that the Final Calculation should be adjusted, which adjustments may be requested by either party no later than one year following the end of the applicable contract calendar year.

6.7                                 Termination Not an Exclusive Remedy.  Any termination by either party pursuant to this Article is not meant as an exclusive remedy and such terminating party may seek whatever action in law or equity as may be necessary to enforce its rights under this Agreement.  Notwithstanding the foregoing, no party shall be entitled to punitive damages as a consequence of the other party’s breach of this Agreement; the non-breaching party’s damages shall be limited to compensatory damages.

6.8                                 Termination of Managed Care Plan.  Upon ninety (90) days’ prior written notice, PacifiCare may terminate the Medical Group’s participation in any of the Managed Care Plans described in the Product Attachments to this Agreement.  At the end of the ninety (90) day period, PacifiCare may begin transferring the Members receiving Covered Services pursuant to such Managed Care Plan.  Until such Members are transferred, following the termination date of the applicable Managed Care Plan, Medical Group shall be obligated to continue to provide services pursuant to Section 8.3 (the continuing care provisions) of this Agreement.  Upon Medical Group’s request, PacifiCare shall meet with Medical Group to discuss alternatives to the termination of a Managed Care Plan.

ARTICLE 7
GENERAL PROVISIONS

7.6.2                        Arbitration.  Any controversy, dispute or claim arising out of the interpretation, performance or breach of this Agreement which is not resolved pursuant to the Provider Dispute Resolution Procedure specified above shall be resolved by binding arbitration at the request of either party, in accordance with the Commercial Rules of the American Arbitration Association.  Such rules provide that the parties shall share equally the cost of the arbitration except that Medical Group shall not be responsible for costs (excluding attorney fees and expert fees) in excess of the costs of a judicial proceeding.  Such arbitration shall occur in Los Angeles, California, unless the parties mutually agree to have such proceeding in some other locale.  The arbitrators shall apply California substantive law and Federal substantive law where State law is preempted.  Civil discovery for use in such arbitration may be conducted in accordance with the provisions of California law, and the arbitrator(s) selected shall have the power to enforce the rights, remedies, duties, liabilities and obligations of discovery by the imposition of the same terms, conditions and penalties as can be imposed in like circumstances in a civil action by a court of competent jurisdiction of the State of California.  The provisions of California law concerning the right to discovery and the use of depositions in arbitration are incorporated herein by reference and made applicable to this Agreement.

The arbitrators shall have the power to grant all legal and equitable remedies provided by California law.  The arbitrators shall prepare in writing and provide to the parties an award including factual findings and the legal reasons on which the award is based.  The arbitrators shall not have the power to commit errors of law or legal reasoning.

Notwithstanding the above, in the event either Medical Group or PacifiCare wishes to obtain preliminary injunctive relief or a temporary restraining order (together “injunctive relief”), such party may initiate an action for such relief in a court of general jurisdiction in the State of California.  The parties specifically agree that such injunctive relief shall only be available with respect to matters directly relating to the continued provision of Covered Services to Members or the acceptance, assignment or transfer of Members.  The decision of the court with respect to the requested preliminary injunctive relief or temporary restraining order shall be subject to appeal only as allowed under California law.  However, the courts shall not have the authority to review or grant any request or demand for damages.  Each party shall bear its own attorneys’ fees.

Medical Group and PacifiCare knowingly acknowledge and agree that the foregoing constitutes a waiver of their constitutional right to a jury trial.

ARTICLE 8
GOVERNING LAW AND REGULATORY REQUIREMENTS

8.6                                 Equal Opportunity/Affirmative Action.  PacifiCare is an equal employment opportunity employer.  As such, the provisions of Executive Order 11246, as amended (Equal Opportunity/Affirmative Action), 38 U.S.C. 4212, as amended (Vietnam Era Veterans Readjustment Assistance Act), and Section 503 of the Rehabilitation Act of 1973, as amended (Handicapped Regulations), and the implementing regulations found at 41 C.F.R. 60-1&2, 41 C.F.R. 60-250, and 41 C.F.R. 60-741, respectively, are hereby incorporated by reference.

8.7                                 Confidentiality of Protected Health Information.

8.7.1                        Use of Protected Health Information.  Medical Group shall not use or disclose Protected Health Information (as defined at 45 C.F.R. § 164.504) for any purpose other than (i) the purposes contemplated by this Agreement; (ii) as required or allowed under the Health Insurance Portability and Accountability Act and the regulations promulgated thereunder at 45 C.F.R. Parts 160 through 164 (collectively, “HIPAA”); or (iii) as otherwise required by law.  In no event may Medical Group use or disclose Protected Health Information in a manner that violates or would violate HIPAA if such activity were engaged in by PacifiCare.  PacifiCare shall provide copies of relevant portions of HIPAA to Medical Group upon request.

8.7.2                        Safeguards.  Medical Group shall use reasonable efforts to implement and maintain such operational and technological safeguards as are necessary to ensure that Protected Health Information relating to Members is not used or disclosed by Medical Group or by any subcontractors, affiliates, or business associates of Medical Group except as is provided in this Agreement.

8.7.3                        Reporting of Unauthorized Use or Disclosure.  Medical Group shall promptly report to PacifiCare any use or disclosure of Protected Health Information received from PacifiCare relating to any Member of which Medical Group becomes aware that is not provided for or permitted in this Agreement or by HIPAA.  Medical Group shall permit PacifiCare to investigate any such report in accordance with the provisions of Section 8.7.6.

8.7.4                        Use of Subcontractors.  To the extent that Medical Group uses one or more subcontractors or agents to perform its obligations under this Agreement, and such subcontractors or agents receive or have access to Protected Health Information of Members, Medical Group shall cause each such subcontractor or agent to sign an agreement with Medical Group containing substantially the same restrictions and conditions related to the protection and confidentiality of Protected Health Information as those that apply to Medical Group under this Agreement.  In addition, each such contract shall identify PacifiCare as an intended third party beneficiary with rights of enforcement and indemnification from such subcontractors or agents in the event of any violations thereof.

8.7.5                        Access to and Correction of Information; Disclosure Records.  Medical Group shall permit PacifiCare Members timely access to, and to obtain a copy of, Protected Health Information in accordance with the provisions of 45 C.F.R. § 164.524.  Medical Group shall permit Members to submit proposed corrections to Protected Health Information, and Medical Group shall accept or deny such proposed corrections in accordance with the provisions of 45 C.F.R. § 164.526.  Medical Group shall keep records of all disclosures of Protected Health Information on an ongoing basis and shall maintain such information for a period of at least six (6) years, and Medical Group shall make available the information required to provide an accounting of disclosures as required by 45 C.F.R. § 164.528.

8.7.6                        Right to Audit.  Medical Group shall make its practices, books and records related to Protected Health Information received from PacifiCare, or created or received by Medical Group on behalf of PacifiCare or related to PacifiCare Members, available to PacifiCare and to the Secretary of Health and Human Services to determine [Medical Group’s/Hospital’s] compliance with HIPAA and with the provisions of this Section 8.7.  In the event it is determined that Medical Group is in violation of HIPAA or this Section 8.7, Medical Group shall promptly remedy any such violation and shall certify the same in writing to PacifiCare.

8.7.7                        Future Confidentiality of Records.  From and after expiration or termination of this Agreement, Medical Group shall continue to maintain the confidentiality of the Protected Health Information and shall use or disclose the Protected Health Information only as permitted by this Agreement or State and Federal law.

[Intentionally Left Blank]

PRODUCT ATTACHMENT A

PACIFICARE COMMERCIAL HEALTH PLAN

(See Attached)

PRODUCT ATTACHMENT B

PACIFICARE COMMERCIAL POINT-OF-SERVICE PLAN

(See Attached)

PRODUCT ATTACHMENT C

SECURE HORIZONS HEALTH PLAN

SECURE HORIZONS

PRODUCT NOT APPLICABLE; PRODUCT TERMINATED 12/31/01

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(PROFESSIONAL CAPITATION)

EXHIBIT 1

MEDICAL GROUP FACILITIES AND SERVICE AREA

(This Exhibit 1 is an integral part of this Agreement)

(See Attached)

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(PROFESSIONAL CAPITATION)

EXHIBIT 2
DELEGATED ACTIVITIES

(This Exhibit 2 is an integral part of this Agreement)
(See Attached)

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(PROFESSIONAL CAPITATION)

EXHIBIT 4

DIVISION OF FINANCIAL RESPONSIBILITY
(This Exhibit 4 is an integral part of this Agreement)

(See Attached)

2.                              Use of Defined Terms.  Terms utilized in this Amendment shall have the same meaning set forth in the definitions to the Agreement.

3.                          Agreement Remains in Full Force and Effect.  Except as specifically amended by this Amendment, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned parties hereby agree to this Amendment as of the date first set forth above.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	12/10/02

MEDICAL GROUP
SIERRA MEDICAL GROUP

By:	/s/ Peter G. Goll

Title:	Senior Vice President

Date:	12-10-02

PRODUCT ATTACHMENT A

PACIFICARE COMMERCIAL HEALTH PLAN

This Product Attachment A, along with the Base Agreement, sets forth the specific terms and conditions which are applicable to the PacifiCare Commercial Health Plan, as defined below.

ARTICLE I
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Health Plan, as described in this Product Attachment A.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement, as amended.

1.1                                 Commercial Plan Premium is the premium received by PacifiCare each month for PacifiCare Commercial Plan Members, excluding amounts to pay broker and agent commissions/compensation, administrative fees paid to affiliates in connection with joint marketing arrangements, Premium taxes and premiums for Supplemental Benefits.

1.2                                 OPM Agreement is the agreement between PacifiCare and the Federal Office of Personnel Management for the provision of Covered Services to persons enrolled in the PacifiCare Commercial Plan through their participation in the health benefits programs for federal employees and their dependents.

1.3                                 PacifiCare Commercial Plan is any and all of the various Managed Care Plans sold by PacifiCare to individuals (excluding individuals eligible for the PacifiCare Medicaid Plan and the Secure Horizons Health Plan) and employer groups, associations with employer group participation and unions which purchase benefits for their employees and their dependents.

1.4                                 Commercial Plan Members are Medical Group Members enrolled in the PacifiCare Commercial Plan.

1.5                                 Supplemental Benefits are benefits offered under the PacifiCare Commercial Plan which require separate premium, in addition to the Commercial Plan Premium, as consideration for the additional benefits.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Provision of Covered Services.  Medical Group and its Participating Providers shall provide Covered Services to Commercial Plan Members pursuant to the terms of the Base Agreement and this Product Attachment A.

2.2                                 Compliance with OPM Agreement.  Medical Group shall comply with all requirements in the OPM Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement.  Without limiting the foregoing, Medical Group shall ensure that all provisions of the OPM Agreement which are applicable to Medical Group’s Participating

Providers are included in Medical Group’s subcontracts with its Participating Providers.  A copy of the OPM Agreement shall be provided to Medical Group concurrent with the execution of this Agreement.

2.3                                 Compliance with Subscriber Agreements for PacifiCare Commercial Plan.  Medical Group and its Participating Providers shall comply with all requirements in Subscriber Agreements for the PacifiCare Commercial Plan which are applicable to Medical Group.  PacifiCare shall make good faith efforts to notify Medical Group of any such requirements that are not otherwise reflected in this Agreement.

ARTICLE 3
COMPENSATION

3.1                                 Age/Gender/Benefit Adjusted Commercial Capitation.  Capitation Payments for Commercial Plan Members shall be made based upon a per Member per month base capitation rate (“Base Capitation Rate”) adjusted to reflect the Medical Group Members’ age, gender, and benefit plan participation.  Effective January 1, 2003, the Base Capitation Rate for Sierra Medical Group (PacifiCare Dec # 2351) shall be *** per Commercial Plan Member per month.  The Base Capitation Rate for Antelope Valley IPA (PacifiCare Dec # 5185) shall be *** per Commercial Plan Member per month.  Effective- January 1, 2004, the Base Capitation Rate for Sierra Medical Group (PacifiCare Dec # 2351) shall be *** per Commercial Plan Member per month.  The Base Capitation Rate for Antelope Valley IPA (PacifiCare Dec # 5185) shall *** per Commercial Plan Member per month.  Age/gender adjustment factors are actuarially determined and are listed below.  Benefit adjustment factors are actuarially determined by PacifiCare and may take into consideration variations in benefit plan types, Copayment and coinsurance levels.  PacifiCare may change its benefit adjustment factors as needed to support the differing plan types that it offers.  On an annual basis, PacifiCare may modify the benefit adjustment factors based on actuarially determined changes.  The Standard Service Capitation Amount will vary during subsequent months as a result of changes in the age, gender, and benefit plan participation of the Medical Group’s Members for the applicable month.  The total monthly Capitation Payment shall also be adjusted in the manner set forth in Article 5 of the Base Agreement.

The following are PacifiCare’s age/gender adjustment factors:

Child 0	1.9939

Child 1	1.2664

Child 2 – 9	0.4730

Child 10 – 17	0.4375

Female 18 - 19	0.7395

Female 20 – 24	1.4564

Female 25 – 29	1.6593

Female 30 – 34	1.4785

Female 35 – 39	1.2495

Female 40 – 44	1.3095

Female 45 – 49	1.2221

Female 50 – 54	1.5869

Female 55 – 59	1.7404

Female 60 – 64	2.0135

Female 65 plus	2.0630

Male 18 – 19	0.3554

Male 20 – 24	0.4774

Male 25 – 29	0.5702

Male 30 – 34	0.6033

Male 35 – 39	0.7038

Male 40 – 44	0.7700

Male 45 – 49	0.8742

Male 50 – 54	1.3235

Male 55 – 59	1.7024

Male 60 – 64	2.2284

Male 64 plus	2.3563

3.1.1                        Adjustment for ISL Premium.  In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opting out of PacifiCare’s ISL Program.

3.2                                 ISL Program.  The ISL Deductible, ISL Premium and ISL Coinsurance for the Commercial Plan shall initially be:

(i)                                     ISL Deductible shall be zero dollars and zero cents ($0.00) per Commercial Plan Member per calendar year.

(ii)                                  ISL Premium shall be zero dollars and zero cents ($0.00) per Commercial Plan Member per month.

(iii)                               ISL Coinsurance shall be zero dollars and zero cents ($0.00) of Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group’s opt out of the ISL Program, the above amounts and percentages will reflect “zero.” In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.6.5 of the Base Agreement.

3.3                                 Commercial Hospital Incentive Program.  PacifiCare shall establish and administer an annual Commercial Hospital Incentive Program for the PacifiCare Commercial Plan (the “CHIP”).  The CHIP is designed to provide an incentive for the efficient and effective use of Hospital Services, and shall be calculated utilizing the terms defined below.  All calculations for the CHIP shall be based upon Commercial Plan Members, excluding Commercial POS Plan Members.

3.3.1                        Reinsurance Program.  Claims under the Reinsurance Program shall be valued at the Cost of Care as defined in this Agreement.  The Reinsurance Deductible, Reinsurance Premium and Reinsurance Coinsurance for the Commercial Plan shall initially be:

(i)                                     Reinsurance Deductible shall be          percent (        %) per Commercial Plan Member per calendar year.

(ii)                                  Reinsurance Premium shall be          percent (        %) of Commercial Plan Premium.

(iii)                               Reinsurance Coinsurance shall be fifty percent (50%) of the Cost of Care for amounts in excess of the Reinsurance Deductible but less than two hundred fifty thousand dollars ($250,000) and twenty percent (20%) of the Cost of Care for amounts in excess of two hundred fifty thousand dollars ($250,000).

3.3.2                        CHIP Budget.  The CHIP Budget for Commercial Plan Members and Commercial POS Plan Members, shall be established based upon a per Member per month rate (“Base Rate”) adjusted to reflect the Assigned Medical Group Members’ age, gender, and benefit plan participation.  Effective January 1, 2003, the Base Rate for Sierra Medical Group (PacifiCare Dec # 2351) shall be *** per Commercial Plan Member per month.  The Base Rate for Antelope Valley IPA (PacifiCare Dec #5185) shall be *** per Commercial Plan Member per month.  Effective January 1, 2004, the Base Rate for Sierra Medical Group (PacifiCare Dec # 2351) shall be *** per Commercial Plan Member per month.  The Base Rate for Antelope Valley IPA (PacifiCare Dec # 5185) shall be *** per Commercial Plan Member per month.  Age/gender adjustment factors are actuarially determined by PacifiCare and are listed below.  Benefit adjustment factors are actuarially determined by PacifiCare and take into consideration variations in benefit plan types, Copayment and coinsurance levels.  PacifiCare may change its benefit adjustment factors as needed to support the differing plan types that it offers.  On an annual basis, PacifiCare may modify the benefit adjustment factors based on actuarially determined changes.  The average yield will vary during subsequent months as a result of changes in the age, gender, and benefit plan participation of the Assigned Medical Group Members for the applicable month.

The following are PacifiCare’s CHIP Budget age/gender adjustment factors:

Gender	Age Band	Hospital
C	00-00	4.0488
C	01-01	0.7234
C	02-09	0.3228
C	10-17	0.3706
F	18-19	0.5841
F	20-24	0.9398
F	25-29	1.4088
F	30-34	1.3551
F	35-39	1.1025
F	40-44	1.0464
F	45-49	1.1741
F	50-54	1.4581
F	55-59	2.0324
F	60-64	2.4463
F	65 and over	2.2225
M	18-19	0.4431
M	20-24	0.4520
M	25-29	0.5000
M	30-34	0.5081
M	35-39	0.6558
M	40-44	0.8823
M	45-49	1.1058
M	50-54	1.5844
M	55-59	2.2785
M	60-64	3.0045
M	65 and over	2.9368

3.3.3                        CHIP Expense.  CHIP Expense shall be equal to the sum of the following:

(i)                                     Inpatient costs for Hospital Services rendered to Commercial Plan Members, excluding Commercial POS Plan Members, by Participating Providers, valued at the actual costs incurred by PacifiCare; plus,

(ii)                                  Other Hospital Services rendered to Commercial Plan Members, excluding Commercial POS Plan Members, by Participating Providers other than inpatient services, valued at actual costs incurred by PacifiCare; plus,

(iii)                               The actual amount paid for Hospital Services which are rendered by non-Participating Providers; minus,

(iv)                              Amounts paid by PacifiCare under the Reinsurance Program, if any; minus,

(v)                                 Any and all amounts received from third parties for Hospital Services provided to Commercial Plan Members, excluding Commercial POS Plan Members, through coordination of benefits, work-related accidents or injuries, stop-loss and reinsurance payments and Member Copayments.

3.3.4                        CHIP Surplus.  In the event the CHIP Expense is less than the CHIP Budget, the surplus shall be allocated as follows:

*** to Medical Group

*** to PacifiCare

3.3.5                        CHIP Deficit.  In the event the CHIP Expense is greater than the CHIP Budget, the deficit shall be allocated as follows:

*** to Medical Group

*** to PacifiCare

3.3.6                        Settlements and Reconciliation.  Interim settlements and the final settlement and reconciliation of the CHIP shall be performed by PacifiCare as provided in Article 5 of the Base Agreement.

3.4                                 Commercial Plan Pharmacy Incentive Program.  PacifiCare shall establish and administer an annual Pharmacy Incentive Program for the PacifiCare Commercial Plan (the “PIP”).  The PIP is designed to provide an incentive for the efficient and effective use of Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members.  The PIP shall be calculated as follows:

3.4.1                        Outpatient Pharmacy Supplemental Benefits shall be the benefits made available by PacifiCare under the PacifiCare Supplemental Pharmacy Benefit, as defined in the applicable Subscriber Agreement.

3.4.2                        PIP Budget shall equal eighty percent (80%) of the premium received by PacifiCare for Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members plus *** per Commercial Plan Member per month, which amount is established as a credit for rebates received from pharmaceutical manufacturers.

This credit may or may not reflect the total pharmaceutical manufacturer rebate revenues received by PacifiCare.  The PIP Budget shall be retained by PacifiCare for purposes of administering the PIP.

3.4.3                        PIP Expense shall equal the expense incurred for the provision of Outpatient Pharmacy Supplemental Benefits during the applicable period.

3.4.4                        PIP Surplus.  In the event the PIP Expense is less than the PIP Budget, zero percent (0%) of the surplus shall be allocated to Medical Group.

3.4.5                        PIP Deficit.  In the event that the PIP Expense is greater than the PIP Budget, zero percent (0%) of the deficit shall be allocated to Medical Group.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment A.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	12/10/02

MEDICAL GROUP SIERRA MEDICAL GROUP

By:	/s/ Peter G. Goll

Title:	Senior Vice President

Date:	12-10-02

PRODUCT ATTACHMENT B

PACIFICARE COMMERCIAL POINT-OF-SERVICE PLAN

In addition to the terms and conditions set forth in the Base Agreement and Product Attachment A, the following terms and conditions, as defined below, are also applicable to the PacifiCare Commercial Point-of-Service Plan.

ARTICLE I
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Point-of-Service Plan, as described in this Product Attachment B.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement, as amended.

1.1                                 In-Network Services are Covered Services received by Commercial POS Plan Members which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services; and (d) Urgently Needed Services.

1.2                                 In-Network Hospital Services are Hospital Services received by Commercial POS Plan Members which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services; and (d) Urgently Needed Services.

1.3                                 Out-of-Network Services are Covered Services, excluding Emergency Services and Urgently Needed Services, which are received by Commercial POS Plan Members without the prior authorization of Medical Group.

1.4                                 PacifiCare Commercial Point-of-Service (“POS”) Plan is any PacifiCare Commercial Plan, as defined in Product Attachment A, under which Members are entitled to coverage for both In-Network Services and Out-of-Network Services.

1.5                                 Commercial POS Plan Members are Medical Group Members enrolled in the PacifiCare Commercial POS Plan.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Covered Services.  Medical Group and its Participating Providers shall provide or arrange Covered Services to Commercial POS Plan Members under same terms and conditions as Commercial Plan Members.

2.2                                 Reciprocity; Reimbursement for Out-of-Network Services.  If any of Medical Group’s Participating Providers provides Out-of-Network Services to a Commercial POS Plan Member, such Medical Group Participating Provider shall bill PacifiCare or the payor responsible for payment for Out-of-Network Services for such services and agrees to accept full payment at the Cost of Care.  Neither Medical Group nor its Participating Providers shall encourage Members to receive Covered Services from non-Participating Providers.  Medical Group shall include the requirements of this Section in all subcontracts with its Participating Providers.

ARTICLE 3
COMPENSATION

3.1                                 Capitation Payments for Commercial POS Plan Members.  For Commercial POS Plan Members, PacifiCare will pay Medical Group *** of the monthly Standard Service Capitation Amount for Commercial Plan Members, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section.  The payment described in this Section is payment in full for In-Network Services, except for Copayments, coordination of benefits and third party recoveries.

3.1.1                        Premium Adjustments.  The Commercial Plan Premium and benefits may be amended for each Subscriber Agreement upon the annual renewal date of each Subscriber Agreement at the sole discretion of PacifiCare.

3.2                                 Commercial POS Control Program.  Effective January 1, 2003, the Commercial POS Control Program is discontinued.  Therefore, this section 3.2 [Commercial POS Control Program] is hereby deleted and the numbering reserved for future use.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment B.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	12/10/02

MEDICAL GROUP SIERRA MEDICAL GROUP

By:	/s/ Peter G. Goll

Title:	Senior Vice President

Date:	12-10-02

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(PROFESSIONAL CAPITATION)

EXHIBIT 1
MEDICAL GROUP FACILITIES AND SERVICE AREA
(This Exhibit 1 is an integral part of this Agreement)

Medical Group Facilities:

Prior to the Commencement Date, Medical Group shall provide PacifiCare with a list of all Medical Group Facilities.

Facilities shall also include each facility at which a Medical Group Participating Provider routinely provides services pursuant to this Agreement.

All Medical Group Facilities shall, in accordance with PacifiCare’s policies and procedures, be subject to PacifiCare’s prior written approval.

Medical Group networks are as follows:

Sierra Medical Group	Dec # 2351	(Commercial only)
Antelope Valley IPA	Dec # 5185	(Commercial only)

Hospital(s):

Antelope Valley Medical Center

Lancaster Community Hospital

Medical Group Service Area:

The Medical Group Service Area is the geographic area served by the Medical Group’s Participating Providers, including referral providers.  The Medical Group Service Area is defined as being within a thirty (30) mile radius of each of the Medical Group Facilities, and includes the facilities and physician offices beyond the thirty mile radius where Referral Services are arranged for by Medical Group.  The Medical Group Service Area shall be determined by PacifiCare, based upon the shortest route using public streets and highways.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(PROFESSIONAL CAPITATION)

EXHIBIT 2
DELEGATED ACTIVITIES
(This Exhibit 2 is an integral part of this Agreement)

The purpose of the following Grids is to specify the responsibilities of PacifiCare and Medical Group under the Agreement with respect to: (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) medical records, (iv) quality management and improvement and (v) medical management.

The Grids set forth the specific activities with respect to (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) medical records, (iv) quality management and improvement and (v) medical management, which PacifiCare has delegated to Medical Group and which Medical Group shall perform on behalf of PacifiCare.  The Grids also set forth the specific activities with respect to: (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) medical records, (iv) quality management and improvement and (v) medical management, which PacifiCare has not delegated to Medical Group under the Agreement and which PacifiCare shall perform directly utilizing its own personnel.  Medical Group is responsible for cooperating, participating and complying with PacifiCare’s performance of such activities.

PacifiCare does not formally delegate to its contracting medical groups the responsibility for performing quality management and improvement activities on behalf of PacifiCare.  However, PacifiCare does require contracting medical groups to maintain a quality improvement and management program, participate and cooperate in PacifiCare’s quality improvement program, collect data for PacifiCare’s quality improvement activities, and carry out corrective actions as required by PacifiCare.  Accordingly, the Grids set forth certain quality improvement activities which PacifiCare has not delegated to Medical Group to perform on behalf of PacifiCare, but which PacifiCare and Medical Group shall perform concurrently under the Agreement.  PacifiCare also does not formally delegate to contracting medical groups the responsibility for performing member services.  However, PacifiCare does require contracting medical groups under the Agreement to participate, cooperate and comply with PacifiCare’s activities relating to member services, preventive health services, and medical record reviews as required by PacifiCare.

The Grids also identify (i) the elements and performance measures established by PacifiCare for the Delegated Activities in accordance with the NCQA accreditation standards and State and Federal law and regulatory requirements, (ii) the reports which shall be provided to PacifiCare by Medical Group for each of the Delegated Activities and the frequency of reporting, and (iii) the oversight activities which PacifiCare shall perform with respect to each of the Delegated Activities.

Exhibit 2 may be amended from time to time during the term of this Agreement by PacifiCare to reflect changes in delegation standards; delegation status; performance measures; reporting requirements; and other provisions of Exhibit 2.

MEDICAL MANAGEMENT DELEGATION GRID

Function	Delegation Status	Provider Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
UM Program Structure and Process	☒ Delegated ☐ Not delegated

Development and documentation of program structure and accountability, including;

1.  Goals & Objectives, including behavioral health care aspects

2.  Committee responsibilities:

a)  Membership

b)  Minutes

c)  Dissemination of information

d)  Education of staff & providers

3.  UM Director & senior physician’s and designated behavioral health care practitioner roles

4.  UM Dept interfaces with other depts.

5.  Program is evaluated & approved annually

For each UM function delegated there must be documentation of:

1.  Staff & Physician responsibilities related to each UM function.

2.  Adequate staffing mix

3.  After-hours UM process defined

4.  Interface with PacifiCare appropriately

5.  Data elements as required

6.  Reporting capability

Implementation of corrective action plan for elements of non-compliance.

• Annual submission of UM Program and Work Plan and Evalution. • Submission of corrective action plans as needed.

•      Initial onsite assessment using approved oversight document

•      Annual oversight assessment

•      Annual PacifiCare committee approval of UM Program documents

•      Identification of corrective action plans for elements of non-compliance.

Prior Authorization Professional: Institutional	☒ Delegated ☐ Not delegated ☒ Delegated ☐ Not delegated

For prior authorization the Provider Group (PG) must;

• Comply with PacifiCare’s Turn Around Times and notification requirements.

• Follow nationally recognized medical necessity criteria

• Develop and document program to perform prior authorization function of OP care meeting all regulatory and PacifiCare standards

			• Weekly submission of authorization/denial logs • Monthly submission of encounter data • Participation in census verification process	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Function	Delegation Status	Provider Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Concurrent Review	☒ Delegated ☐ Not delegated

For concurrent review PG must:

• Comply with PacifiCare’s Turn Around Times and notification requirements.

• Follow nationally recognized medical necessity criteria

• Develop and document programs to perform concurrent review of acute and Skilled Nursing Facility inpatients meeting all regulatory and PacifiCare standards

			• Daily submission of patient census by admission and discharge and Level of Care • Monthly submission of Bed Days per thousand members per year	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Discharge Planning	☒ Delegated ☐ Not delegated

Develop and document program to perform discharge planning functions for Acute and Skilled Nursing Facility meeting all regulatory and PacifiCare standards

Issue Skilled Nursing Facility Notice of Non-coverage timely and appropriately.

			Reviewed during annual assessment	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine to perform function

Out Of Area(OOA)	☐Delegated ☒ Not delegated	If not delegated, report any OOA notifications received by group. If delegated, develop and document program to perform OOA concurrent review meeting all regulatory and PacifiCare standards.	If Group delegated, OOA should be included in weekly authorization/denial log submission	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Case Management	☒Delegated ☐ Not delegated	Develop and document program to perform Case Management function meeting all regulatory and PacifiCare standards If NOT delegated, responsible to coordinate care with PacifiCare Case Managers	Monthly submission of Case Management Log • ESRD • Transplants • Catastrophic	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Transplants	☒ Not delegated

Develop and document Policies and Procedures to support notification to PacifiCare of potential transplant candidates.

• Responsible to provide PacifiCare with all necessary information to make medical determination and manage the case.

Report cases immediately.

New Technology	☒ Not delegated	Develop and document Policies and Procedures to support notification to PacifiCare of requests for new technology and coordination of making determinations.	Ad Hoc	N/A

Retrospective Review Professional Retrospective Review Institutional	☒ Delegated ☐ Not delegated ☐ Delegated ☒ Not delegated

For Retroactive-review of services PG must:

• Comply with PacifiCare’s Turn Around Times and notification requirements

• Follow PacifiCare’s approved medical necessity criteria

• Develop and document program to perform retrospective review function.

			Weekly submission of authorization/ denial logs	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function

Function	Delegation Status	Provider Group Responsibility/ Performance measure	Reporting Frequency	PacifiCare Oversight
Denials Professional Institutional (Administrative / Facility Denials)	☒ Delegated ☐Not delegated ☐ Delegated ☒ Not delegated

for Denials of ? services PG must:

• Comply with PacifiCare’s Turn Around Times and notification requirements.

• Follow nationally recognized medical necessity criteria

• Develop and document of program to perform denial function meeting all regulatory and PacifiCare standards.

			Weekly submission of denial logs	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Benefit Interpretations	☒ Not delegated

For Benefit Interpretations PG must:

•         Comply with PacifiCare’s Turn Around Times and notification requirements.

•         Request PacifiCare interpretation when unable to make clear determination based on resources provided by PacifiCare (e.g., Benefits Manual)

•         Request PacifiCare determination regarding medical necessity when requested service appears to be of an experimental or investigational nature for a member who has a “life-threatening” or “seriously debilitating” condition as defined in the California Health & Safety Code (see note below)*

			N/A	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Appeals	☐ Delegated ☒ Not delegated	• Develop and document program to support cooperation with PacifiCare in handling appeals. • Notify PacifiCare of all member and provider appeals coming through PG.	PacifiCare will provide the PGs quarterly report to show number of appeals and overturn rate for specific PG.	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

PacifiCare’s responsibilities relating to Medical Management and those responsibilities, which PacifiCare has delegated to the Provider Group, are outlined above.

The Provider Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without the prior written approval by PacifiCare.

Medical Group agrees to work cooperatively with PacifiCare in all delegated functions.  As a Medical Group that shares risk with PacifiCare through the Commercial Hospital Incentive Program (CHIP), Medical Group acknowledges that PacifiCare’s Medical Management staff has a significant role in certain functions including, but not limited to concurrent review, discharge planning, and case management.

PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status.  In the event there are deficiencies PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status.  In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan.  If the group is not able to comply with the corrective action plan within the specified time frame, PacifiCare may revoke the group’s delegated status.

California Health and Safety Code Section 1370.4(a)(1)(B)(i) and (ii) and Section 1370.4(a)(1)(C) defines the following items: “Life-threatening” means either or both of the following: (i) Diseases or conditions where the likelihood of death is high unless the course of the disease is interrupted.  (ii) Diseases or conditions with potentially fatal outcomes, where the end point of clinical intervention is survival.  “Seriously debilitating,” means diseases or conditions that cause major irreversible morbidity.

CREDENTIALING DELEGATION GRID

Function	Delegation Status	Provider Group Responsibility Performance Measure	Reporting Frequency	PacifiCare Oversight
Credentialing Program description and/or Policies and Procedures (P&Ps)	☒ Delegated ☐ Not delegated

Full Compliance with NCQA Standards:

• Define the scope of practitioner network to be cred./recred., i.e. MD, DO, DPM, DDS, DC, and behavioral health and other licensed independent practitioners.

• Define criteria and verification of criteria

• Describe decision making process, including how advice is received from participating practitioners

• Describe the process to delegate credentialing/ recredentialing

• Describe right of practitioner to review information.

• Develop process to notify practitioner of discrepancies.

• Include practitioner’s right to correct erroneous information.

• Ensure confidentiality.

• Define Medical Director responsibilities and participation.

Submit Credentialing Program annually. Revised credentialing policies and procedures submitted at least annually.

• Initial onsite assessment

• Annual oversight assessment

• Annual PacifiCare Committee approval

• Evaluate and approve

written

Credentialing

Program

• Implementation of Corrective Action Plan(s) for elements of non-compliance

Credentialing Committee	☒ Delegated ☐ Not delegated

Full Compliance with NCQA Standards:

• The Provider Group (PG) designates a credentialing committee, including a range of participating practitioners of different specialties, that makes recommendations regarding credentialing decisions using a peer review process.

• The PG documents committee advice in all credentialing/recredentialing decisions.

• The PG documents meaningful process for consideration of performance at recredentialing.

Annual credentialing program to include committee structure.

• Initial onsite assessment

• Annual oversight assessment

• Annual PacifiCare Committee approval

• Annual Review of Committee minutes

• Annual review of membership

• Frequency of meetings

• Implementation of Corrective Action Plan(s) for elements of non-compliance

Primary source verification of credentialing information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards regarding verification of information within 180 days of Committee approval date.

Meet 90% of all NCQA credentialing standards on file review.

Meet 100% of NCQA & regulatory body standards related to primary source verification of the following:

• License

• Hospital Admitting privileges, if applicable

Submit current list of practitioners credentialed and date approved with quarterly report.

• Initial onsite assessment

• Annual oversight assessment

• Annual PacifiCare Committee approval

• Implementation of Corrective Action Plan(s) for elements of non-compliance.

• Annual audit conducted of

Function	Delegation Status	Provider Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

• Education & Training

• Board certification

• Professional liability claims

Meet 100% of NCQA & regulatory body standards related to data collection of the following.

• DEA/CDS

• Work History

• Malpractice Insurance

provider’s practitioners’ credentialing files according to NCQA methodology.

Application/ Attestation	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards.

The PG application must include a statement regarding:

• Reasons for any inability to perform.

• Lack of present illegal drug use.

• History of loss of license or felony conviction.

• History of loss or limitation of privileges or disciplinary activity.

• Current malpractice insurance coverage, including dates & coverage amount

• Attestation by applicant of the correctness and completeness of the application.

• Signed within 180 days of Committee approval date.

Immediate submission of any changes to application.

• Initial onsite assessment.

• Annual oversight assessment.

• Annual PacifiCare Committee approval.

• Annual audit conducted of provider’s practitioners’ credentialing files according to NCQA methodology.

• Implementation of Corrective Action Plan(s) for elements of non-compliance.

National Practitioner Data Base (NPDB) Information/Initial Sanction Information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards regarding verification of information within 180 days of Committee Approval date.

• Information from NPDB

• Sanction or Limitations information on licensure, as appropriate, must cover the most recent 5 year period available through the data source:

• MD, DOs: NPDB, State Board of Medical Examiners, or Federation of State Medical Boards

• DCs: State Board of Chiropractic Examiners or the Federation of Chiropractic Licensing Boards

• DDSs: NPDB or State Board of Dental Examiners

• DPMs: State Board of Podiatric Examiners or Federation of Podiatric Medical Boards

• Non-physician behavioral health & other independently licensed practitioners: Appropriate state agency or State Board of Licensure or Certification

None

• Initial onsite assessment

• Annual oversight assessment

• Annual PacifiCare committee approval

• Annual audit conducted of provider’s practitioners credentialing files according to NCQA methodology.

• Implementation of Corrective Action Plan(s) for elements of non-compliance

Function	Delegation Status	Provider Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
• For all practitioners (except DDS): review of Medicare/ Medicaid sanctions, must cover the most recent 3 year period available through the data source, NPDB or Medicare/ Medicaid sanction report.

Initial office site visit and medical record keeping practice review of all PCPs, OB/GYNs, and High Volume Behavioral Healthcare practitioners	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards regarding initial site visit/medical record keeping review prior to the Committee approval date.

Structured review that evaluates the office site against standards in the following areas:

• Physical accessibility

• Physical appearance

• Adequacy of waiting room and exam room space

• Availability of appointments vs. expected performance standards

• Documentation of an evaluation of medical record keeping practices for conformity with standards

Specify methodology for identification of potential high volume behavioral health practitioners.

Established thresholds for acceptable performance against identified standards.

Institutes actions for improvement with sites not meeting thresholds.

Evaluation of effectiveness of actions at least every 6 months until sites with deficiencies meet thresholds.

Follows same procedure for an initial site visit when a PCP, OB/GYN, or high volume behavioral health practitioner relocates or opens a new site.

Procedures for detecting deficiencies subsequent to the initial site visit, at least quarterly, Reevaluates site of new deficiencies and institutes actions for improvement.

Incorporation of this information into the credentialing process.

On an annual basis, include list of all site reviews subsequent to the initial site visit.

• Initial onsite assessment

• Annual oversight assessment

• Annual review of audit tool

• Annual audit conducted of provider’s practitioners’ credentialing files according to NCQA methodology.

• Annual PacifiCare Committee approval

• Implementation of Corrective Action Plan(s) for elements of non-compliance

Recredentialing Primary source verification (PSV)	☒ Delegated ☐ Not delegated

Full compliance with NCQA Recredentialing Standards regarding verification of information within 180 days of Committee approval date.

Recredentialing conducted every three years by the PG.

Recredentialing must be completed within 36 months of prior credentialing or recredentialing activity (as required by CMS & DMHC).

Meet 90% of all NCQA Recredentialing standards on file review.

Meet 100% of NCQA and regulatory body

Include list of all practitioners re-credentialed, including approval dates, on a quarterly basis (with quarterly report)

• Initial onsite assessment

• Annual oversight assessment

• Annual audit conducted of provider’s practitioners’ recredentialing files according to NCQA methodology.

• Implementation of Corrective Action Plan(s) for elements of non-compliance.

• Annual PacifiCare

Function	Delegation Status	Provider Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

standards related to primary source verification of the following:

• License

• Hospital Admitting privileges, if applicable

• Board certification (if expired or new since initial credentialing)

• Professional liability claims

• Signed Attestation regarding

• reasons for any inability to perform

• lack of present illegal drug use,

• History of loss or limitation of privileges or disciplinary activity, and
• Current malpractice insurance coverage, including dates & amount, and
• correctness and completeness of application

Meet 100% of NCQA and regulatory body standards related to data collection of the following:

• DEA/CDS

• Malpractice Insurance

Committee approval

Recredentialing National Practitioner Data Base (NPDB) information/Recredentialing Sanction information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Recredentialing Standards regarding verification of information within 180 days of Committee approval date.

Recredentialing conducted every three years by the PG.

Recredentialing must be completed within 36 months of prior credentialing or recredentialing activity (as required by CMS & DMHC).

Recredentialing information found in credentialing files includes the following:

• Information from NPDB

• Sanction or Limitations information on licensure, as appropriate, must cover the last 2 year period available through the data source (data that may not have come to the attention of the provider previously):

• MD, DOs: NPDB, State Board of Medical Examiners, or Federation of State Medical Boards

• DCs: State Board of Chiropractic Examiners or the Federation of Chiropractic Licensing Boards

• DDSs: NPDB or State Board of Dental Examiners

None

• Initial onsite assessment

• Annual oversight assessment

• Annual audit conducted of provider’s practitioners’ recredentialing files according to NCQA methodology.

• Implementation of Corrective Action Plan(s) for elements of non-compliance.

• Annual PacifiCare Committee approval

Function	Delegation Status	Provider Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

• DPMs: State Board of Podiatric Examiners or Federation of Podiatric Medical Boards

• Non-physician behavioral health & other independently licensed practitioners: Appropriate state agency or State Board of Licensure or Certification

• For all practitioners (except DDS): review of Medicare/ Medicaid sanctions, must cover the last 2 year period available through the data source (data that may not have come to the attention of the provider previously):

• NPDB or Medicare/ Medicaid sanction report

Incorporation of the following data in the Recredentialing decision-making process for PCPs and high volume behavioral health practitioners: • Member complaints • QI activities	☒ Delegated ☐ Not delegated

Full compliance with NCQA Recredentialing Standards.

Recredentialing conducted every three years by the PG. (CMS, DMHC)

Recredentialing must be completed within 36 months of prior credentialing or recredentialing activity. (as required by CMS & DMHC).

Incorporate the following information into the recredentialing decision making process for PCPs and high volume behavioral health practitioners:

• Member complaints (as received from plan)

• Information from quality improvement activities

Specify criteria/methodology for identification of potential high volume behavioral health practitioners.

List of all recredentialing decisions completed on an annual basis

• Initial onsite assessment

• Annual oversight assessment

• Annual audit conducted of provider’s practitioners’ recredentialing files according to NCQA methodology.

• Implementation of Corrective Action Plan(s) for elements of non-compliance.

• Annual PacifiCare Committee approval

Ongoing monitoring of Sanctions and Complaints	☒ Delegated ☐ Not delegated

Full compliance with NCQA standards.

P&Ps for ongoing monitoring of sanctions and complaints include addressing the following sources:

• Medicare and Medicaid Sanctions

• State Sanctions or limitations on licensure

• Complaints (as received from plan)

Evidence the PG collects and reviews information from the above referenced sources.

PG takes action on instances of poor quality.

			New P&Ps submitted at least annually Notification to PCC of any actions reported on a practitioner immediately.	• Initial onsite assessment • Annual oversight assessment • Implementation of Corrective Action Plan(s) for elements of non-compliance • Annual PacifiCare Committee approval

Process for Peer Review/Disciplinary Action	☒ Delegated ☐ Not delegated	Full compliance with NCQA Standards. P&Ps for altering the conditions of the practitioner’s participation with PacifiCare	New P&Ps submitted at least annually	• Initial onsite assessment • Annual oversight

Function	Delegation Status	Provider Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

based on quality of care of service:

P&Ps for reporting of quality deficiencies to appropriate authorities.

P&Ps for range of actions to be taken to improve performance prior to termination.

P&Ps to describe appeals process & process of notifying practitioners of appeal rights.

			Notification to PCC of any actions reported on a practitioner immediately.	assessment • Annual PacifiCare committee approval • Implementation of Corrective Action Plan(s) for elements of non-compliance

Assessment of Organizational Providers (hospitals, home health agencies, SNFs, free-standing surgical centers, behavioral health facilities providing mental health or substance abuse services in an inpatient, residential or ambulatory setting.  If PMG maintain a contract for Medicare + Choice members then additional facilities are required: laboratories, outpatient rehabilitation, dialysis centers, and physical therapy/speech therapy facilities)

☒ Delegated ☐ Not delegated

For contracted acute care hospitals, home health agencies, SNFs, free-standing surgical centers, behavioral health facilities, laboratories, outpatient rehabilitation, dialysis centers, physical therapy/speech therapy provider facilities where the contract is held by the PG. (NCQA, CMS)

1. Confirms good standing with State and Federal regulatory bodies (including if providing services to Medicare enrollees, PG must confirm provider’s participation in Medicare); and

2. Confirms accreditation, or

3. If not accredited, develops standards of participation and reviews for compliance; and

4. Initially & at least every three years, confirms continued good standing of regulatory bodies, and if applicable, accreditation

• At least 90% of all medical organizational providers meet all requirements

• At least 50% of all behavioral health care delivery organizational providers meet all requirements.

Submit list of contracted organizational providers on an annual basis

• Initial onsite assessment

• Annual assessment including P&Ps and random audit of files; two in each of the categories; one accredited, one non-accredited, as applicable

• Annual PacifiCare committee approval

• Implementation of Corrective Action Plan(s) for elements of non-compliance

Sub-Delegation of Credentialing	☒ Delegated ☐ Not delegated	If PG sub-delegates Credentialing to a CVO, Hospital, IPA, Behavioral Health, etc: • Detailed documentation of mutually agreed upon delegation agreement identifying: • Listing of responsibilities	Submit copies of sub-delegation agreements to PacifiCare prior to sub-delegation and on an annual basis	• Initial onsite assessment • Annual assessment of sub-delegation process, including agreements, polices and procedures, and ongoing evaluation of performance.

Function	Delegation Status	Provider Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

of delegate (PG) & sub-delegate;

• Specific delegated activities;

• Process for evaluating sub-delegate’s performance, and

• Remedies if sub-delegate does not perform

• PG retains right to approve/ disapprove new providers and to discipline providers

• Pre-delegation evaluation

• Annual evaluation, including file review, according to NCQA’s methodology

• If deficiencies found, evidence of PG & sub-delegate follow up for opportunities for improvement according to NCQA standards & methodology • Annual PacifiCare committee approval • Implementation of Corrective Action Plan(s) for elements of non-compliance

Accessibility to Credentialing Files	☒ Delegated ☐ Not delegated

Should any of the following provider events occur, PCC shall have access to Medical Group’s credentialing files to ensure practitioners are properly credentialed for continuity and coordination of care for members:

• Bankruptcy

• Termination of contract

• De-delegation of credentialing activities

Credentialing files be available, including making appropriate copies, for regulatory & accreditation audits.

Immediately notify PCC of any such provider event.

As needed, provide PCC access to PG credentialing/ recredentialing files should any of the referenced provider events occur.

Comply with requests for selected credentialing files for regulatory &/or accreditation audits.

• Access PG credentialing/recredentialing files should any of the referenced provider events occur.

• Collection of copies of selected credentialing/recredentialing files from PG for regulatory and accreditation audits, as applicable.

The Provider Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without the prior approval by PacifiCare. PacifiCare’s responsibilities relating to Credentialing and those responsibilities, which PacifiCare has delegated to the Provider Group, are outlined above.

PacifiCare will perform audits prior to delegation, annually, and as needed to evaluate the group’s delegated status.  In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan.  If the group is not able to comply with the corrective action plan within the specified time frame, PacifiCare may revoke the group’s delegated status.

MEDICAL RECORDS DELEGATION GRID

Function	Delegation Status	Provider Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Systematic Review of Medical Records	☒ Delegated ☐ Not delegated

• Set documentation standards and distribute to practice sites.  Documentation audit tool to include all elements required by NCQA and PacifiCare.

• At least annually, audit medical records from a sample of primary care practitioners with 50 or more members.

• Conduct focused follow-up to improve documentation by PCPs who perform poorly against standards.

Annual submission of medical records review work plan and audit tool.

At least annually report at a minimum: the number of physicians whose medical records were reviewed; any practitioner-specific actions taken for improvement; and the results of those actions.

Quality Improvement Committee or their designee reviews and approves Annual Work Plan and monitoring report.

• Audit Provider Group’s policies and processes on an annual basis to ensure conformance to standards and note deficiencies identified.  Facilitate and monitor Provider Group’s compliance with work plan and corrective action plans.

PacifiCare’s responsibilities relating to Medical Records and those responsibilities, which PacifiCare has delegated to the Provider Group, are outlined above.

The Provider Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without the prior approval by PacifiCare.

PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status.  In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan.  If the group is not able to comply with the corrective action plan within the specified time frame, PacifiCare may revoke the group’s delegated status.

CLAIMS DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility / Performance Measure	Reporting Frequency	PacifiCare Oversight
CMS Regulations	☒ Delegated ☐ Not delegated

Compliance with all CMS regulations & guidelines for claims processing and payment including:

Claims payment turnaround times Appropriate reimbursement for contracted and non-contracted providers
Interest payments
Denials/denial letters
BBA regulations
Provider reporting
Y2K compliance

Monthly

Initial onsite assessment utilizing approved oversight tool.

Annual oversight assessment utilizing approved oversight tool.

Additional onsite reviews as warranted by the plan utilizing approved oversight tool.  Implementation of Corrective Action Plan(s) for elements of non-compliance.

PacifiCare Standards for Commercial Products	☒ Delegated ☐ Not delegated

Compliance with PacifiCare’s standards for processing and payment of claims for Commercial Products including:
Claims payment turnaround times

Appropriate reimbursement for contracted and non-contracted providers
Interest payments
Denials/denial letters
Provider reporting
Appropriate IBNR reserves

Monthly

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.

Additional onsite reviews as warranted by the plan utilizing approved oversight tool.  Implementation of Corrective Action Plan(s) for elements of non-compliance.

State Regulations	☒ Delegated ☐ Not delegated	Compliance with State Regulations for claims processing: COB and TPL review Compliance with all Medicaid Regulations	N/A

Initial onsite assessment utilizing approved oversight tool.

Annual oversight assessment utilizing approved oversight tool.

Additional onsite reviews as warranted by the plan utilizing approved oversight tool.  Implementation of Corrective Action Plan(s) for elements of non-compliance.

OPM Requirements	☒ Delegated ☐ Not delegated	Compliance with Office of Personnel Management for Federal Employees requirements for claims processing and payment including: COB identification Debarred providers suspended	N/A

Standards for Employer Performance Guarantees	☒ Delegated ☐ Not delegated	Meet Employer performance guarantee measurements for claims processing and payment.	As required by employer

Initial onsite assessment utilizing approved oversight tool.

Annual oversight assessment utilizing approved oversight tool.

Additional onsite reviews as warranted by the plan utilizing approved oversight tool.  Implementation of Corrective Action Plan(s) for elements of non-compliance.

Eligibility and Benefits	☐ Delegated ☒ Not delegated	Medical Group must: Verify eligibility at time of claim review Update eligibility and benefit information in their system as often as communicated by the plan.	N/A

Initial onsite assessment utilizing approved oversight tool.

Annual oversight assessment utilizing approved oversight tool.

Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

Implementation of Corrective Action Plan(s) for elements of non-compliance.

Financial Accounting	☒ Delegated ☐ Not delegated	Meets PacifiCare financial accounting requirements and solvency requirements including those for: Financial statements IBNR reserves Processes for expense reduction	Annually

Initial onsite assessment utilizing approved oversight tool.

Annual oversight assessment utilizing approved oversight tool.

Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

Implementation of Corrective Action Plan(s) for elements of non-compliance.

Check Production Processes	☒ Delegated ☐ Not delegated	Compliance with timely claims payments and IRS requirements including: Check production processes Performing Provider Satisfaction Survey	N/A	Initial onsite assessment utilizing approved oversight tool. Annual oversight assessment utilizing approved oversight tool.

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
		Process to settle claims in collections 1099 production processes		Additional onsite reviews as warranted by the plan utilizing approved oversight tool. Implementation of Corrective Action Plan(s) for elements of non-compliance.

Staffing	☒ Delegated ☐ Not delegated

Staffing sufficient to support claims volume and processing timeliness requirements including:

Staffing levels

Customer Service capabilities
Past experience for claims resolution
Staff available to answer claims questions during normal hours of operation

N/A

Initial onsite assessment utilizing approved oversight tool.

Annual oversight assessment utilizing approved oversight tool.

Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

Implementation of Corrective Action Plan(s) for elements of non-compliance.

Audit Reporting	☒ Delegated ☐ Not delegated	Appropriate and adequate audit reporting available including: • Reports provided for audit	As needed for audits

Initial onsite assessment utilizing approved oversight tool.

Annual oversight assessment utilizing approved oversight tool.

Additional onsite reviews warranted by the plan utilizing approved oversight tool.

Implementation of Corrective Action Plan(s) for elements of non-compliance.

Encounter Data	☒ Delegated ☐ Not delegated	The Medical Group must have an encounter data submission process with encounter data reported and submitted to PacifiCare monthly	Monthly

Initial onsite assessment utilizing approved oversight tool.

Annual oversight assessment utilizing approved oversight tool.

Additional onsite reviews as warranted by the plan utilizing approved oversight tool.  Implementation of Corrective Action Plan(s) for elements of non-compliance.

PacifiCare’s responsibilities relating to Claims and those responsibilities which PacifiCare has delegated to the Medical Group, are outlined above.

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without prior written approval by PacifiCare.

PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status.  In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan.  If the group is not able to comply with the corrective action plan within the specified time frame, PacifiCare may revoke the group’s delegated status.

QUALITY IMPROVEMENT DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility / Performance Measure	Reporting Frequency	PacifiCare Oversight
Program Structure	Not Delegated

Medical Group is required to maintain the following:

QM Program

Structure to carry out Quality Mgmt. Program
QM Program outlining structure and content
Program description must be evaluated annually and updated as necessary

Program Operations	Not Delegated

Participated and cooperate in PacifiCare’s Quality Improvement program
Collect data for PacifiCare’s Quality Improvement Activities
Carry out corrective actions required by PacifiCare
Have a peer review process
Participate in PacifiCare Quality
Improvement Committee,(if requested)

Provide PacifiCare access to Medical Records

Identify barriers to improving key initiatives Implement Interventions

Comply with PacifiCare’s confidentiality standards

PacifiCare does not formally delegate to its contracting Medical Groups the responsibility for performing quality management and improvement activities on behalf of PacifiCare.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	12/10/02

MEDICAL GROUP SIERRA MEDICAL GROUP

By:	/s/ Peter G. Goll

Title:	Senior Vice President

Date:	12-10-02

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(PROFESSIONAL CAPITATION)

EXHIBIT 3

PRODUCT ATTACHMENTS

VERIFICATION OF RECEIPT OF PROVIDER MANUAL,

FORM SUBSCRIBER AGREEMENT AND EVIDENCE OF COVERAGE

(This Exhibit 3 is an Integral part of this Agreement)

MEDICAL GROUP NAME: SIERRA MEDICAL GROUP

VERIFICATION OF RECEIPT OF PROVIDER MANUAL AND SUBSCRIBER AGREEMENT AND EVIDENCE OF COVERAGE:

A copy of the PacifiCare Provider Policies and Procedures Manual and standard form Subscriber Agreement and Evidence of Coverage for each of the Managed Care Plans specified below has been provided to Medical Group by Pacific Care prior to the execution of this Agreement:

By:	/s/ Peter G. Goll

Title:	Senior Vice President

Date:	12-10-02

ATTACHMENTS:

The following attachments, when initialed by PacifiCare and Medical Group, are an integral part of this Agreement:

	PacifiCare	Medical Group

PacifiCare Commercial Health Plan	/s/ BJ	/s/ PG

PacifiCare Commercial POS Health Plan	/s/ BJ	/s/ PG

Division of Financial Responsibility	/s/ BJ	/s/ PG

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(PROFESSIONAL CAPITATION)

EXHIBIT 4

DIVISION OF FINANCIAL RESPONSIBILITY
(This Exhibit 4 is an integral part of this Agreement)

The following matrix outlines the division of financial responsibility between PacifiCare, Medical Group and the Hospital Incentive Program, the intent being to clarify Covered Services categories in order to provide for accurate administration.  The matrix serves as a model under which broad Covered Service categories suggest the appropriate financial responsibility for Covered Services not specifically listed.  The applicable Subscriber Agreement and Evidence of Coverage should be consulted for an accurate and complete description of Covered Services and the Provider Manual for administrative clarification.  Member benefit information should be verified prior to the provision of services.

Division of Financial Responsibility

KEY: M - Opt-out to Medicare benefit for Hospice

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
Allergy - Serum - OP	***	***	***
Allergy - Testing & Tx - OP – Prof	***	***	***
Ambulance (Air and Ground) – OP	***	***	***
Amniocentesis - OP - Fac & Prof	***	***	***
Anesthesiology - IP & OP – Prof	***	***	***
Autologous Blood Services - OP - Fac & Prof	***	***	***
Biofeedback (Medically Necessary) – OP	***	***	***
Chemical Dependency (Detox) - IP & OP – Fac	***	***	***
Chemical Dependency (Detox) - IP & OP – Prof	***	***	***
Chemical Dependency (Rehab) - IP - Fac – CO	***	***	***
Chemical Dependency (Rehab) - IP - Prof– CO	***	***	***
Chemical Dependency (Rehab) - OP - Fac – CO	***	***	***
Chemical Dependency (Rehab) - OP - Prof– CO	***	***	***
Chemotherapy (Including Chemotherapy Drugs - Inject/Oral and including Lupron and Viadur J Codes when used in conjunction with Chemotherapy, as follows: J9217, J9218, J9219) - OP - Fac & Prof	***	***	***
Chemotherapy - IP – Prof	***	***	***
Chiropractic - Medical - OP - Fac & Prof	***	***	***
Chiropractic - Supplemental - OP - Fac & Prof	***	***	***
Circumcision - OP - Fac & Prof	***	***	***
Diagnostic Tests - OP - Fac & Prof	***	***	***
DME – IP	***	***	***
DME, Ostomy/Colostomy Supplies. Prosthetics/Orthotics - OP	***	***	***
Emergency Room - OP – Fac	***	***	***
Emergency Room - OP – Professional and E.R. Phys.	***	***	***
Endoscopic Studies - IP– Prof	***	***	***
Endoscopic Studies - OP – Fac	***	***	***

*** All references to the division of financial responsibility have been deleted.

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
Endoscopic Studies - OP– Prof	***	***	***
Family Planning - Abortions - OP - Fac	***	***	***
Family Planning - Abortions - OP - Prof	***	***	***
Family Planning - Contraceptive Devices - Insertion - OP - Prof	***	***	***
Family Planning - Contraceptive Devices - Non-Rx (eg. Norplant/IUD) - OP	***	***	***
Family Planning - Contraceptive Devices - Prescription - OP	***	***	***
Family Planning - GIFT/ZIFT/IVF - OP - Fac & Prof	***	***	***
Family Planning - Infertility Procedures - OP - Fac	***	***	***
Family Planning - Infertility Procedures - OP - Prof	***	***	***
Family Planning - Infertility Testing - OP - Prof	***	***	***
Family Planning - Sterilization - IP & OP - Prof	***	***	***
Family Planning - Sterilization - IP - Fac	***	***	***
Family Planning - Sterilization - OP - Fac	***	***	***
Fetal Monitoring - OP - Fac & Prof	***	***	***
Health Education – OP	***	***	***
Health Eval/Physical	***	***	***
Hearing Aids/Molds – OP	***	***	***
Hearing Screening (Audiologic Evaluation) - OP	***	***	***
Hemodialysis/Dialysis - IP & OP - Prof	***	***	***
Hemodialysis / Dialysis – OP – Fac (including all drugs)	***	***	***
Hemophilia Factors - Not Part of Outpatient Pharmacy Benefits – OP - CO	***	***	***
Home Health Care / Homebound Infusion Therapy - OP – Prof	***	***	***
Hosp Based Phys Interpretative Serv Incl Radiology & Pathology - IP & OP - Prof	***	***	***
Hospice Services - IP - Prof– CO	***	***	***
Hospitalization Services - IP –Fac	***	***	***
Immunizations & Inoculations (Medically Necessary) - OP	***	***	***
Injectables - Not Part of Outpatient Pharmacy Benefits - OP	***	***	***
Laboratory/Pathology (Diagnostic Only) - OP - Fac	***	***	***
Laboratory/Pathology (Diagnostic Only) - OP - Prof	***	***	***
Laboratory/Pathology - IP – Fac	***	***	***
Lithotripsy - OP - Fac	***	***	***
Lithotripsy - OP - Prof	***	***	***
Med/Surg Supplies (casts, splints, bandages) - Office - OP	***	***	***
Medication - Prescription - OP	***	***	***
Mental Health (Crisis Intervention) - OP - Prof- CO	***	***	***
MENTAL HEALTH:	***	***	***
Mental Health – IP and OP – Fac – CO	***	***	***
Mental Health - IP and OP – Prof- CO	***	***	***
Observation Room - OP – Fac	***	***	***
Oral Surgery / Dental Services - Accident & Injury Only - OP - Fac	***	***	***
Oral Surgery / Dental Services - Accident & Injury Only - OP - Prof	***	***	***
Out of Area - IP & OP – Fac	***	***	***
Out of Area - IP & OP – Prof	***	***	***
Outpatient Surgery - OP – Fac	***	***	***
Outpatient Surgery - OP - Prof	***	***	***
Physician Services (All Professional Services) - IP & OP - Prof	***	***	***
Prosthetics - Surgical Implants - OP	***	***	***
Radiation Therapy - IP & OP - Prof	***	***	***
Radiation Therapy - OP – Fac and/ or freestanding facility	***	***	***
Radiology (Diagnostic Only) - OP – Fac	***	***	***

*** All references to the division of financial responsibility have been deleted.

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
Radiology (Diagnostic Only) - OP – Prof	***	***	***
Radiology - IP – Fac	***	***	***
Reconstructive Surgery - IP & OP – Prof	***	***	***
Reconstructive Surgery - OP – Fac	***	***	***
Rehabilitation - Cardiac/OT/PT/RT/ST - OP – Fac	***	***	***
Rehabilitation - Cardiac/OT/PT/RT/ST - OP – Prof	***	***	***
Skilled Nursing Facility - IP – Fac	***	***	***
Sleep Studies – OP	***	***	***
TMJ - Evaluation (excludes dental exams/treatment) - OP - Prof	***	***	***
Transfusions - OP - Fac	***	***	***
Transplant Candidacy and Maintenance; OP and IP Professional	***	***	***
Transplant Candidacy and Maintenance: OP and IP Facility	***	***	***
Transplant Evaluation (excludes corneal); OP and IP Professional. See Note (3).	***	***	***
Transplant Evaluation (excludes corneal); OP and IP Facility. See Note (3).	***	***	***
Transplant Procedure and Procurement (excludes corneal); OP and IP Professional Services. See Note (3).	***	***	***
Transplant Procedure and Procurement (excludes corneal); OP and IP Facility. See Note (3).	***	***	***
Transplant Related Transportation and Housing - NPTN specific benefit. See Note (3).	***	***	***
Transplant Follow-up (excludes corneal) OP and IP Professional; Year 1 - See Note (3).	***	***	***
Transplant Follow-up (excludes corneal); OP and IP Facility; Year 1. (See Note (3)	***	***	***
Transplant Years 2 - 5 Follow-Up (excludes corneal); OP and IP Professional	***	***	***
Transplant Years 2 – 5 Follow-Up (excludes corneal); OP and IP Facility	***	***	***
Urgent Care - OP - Fac & Prof	***	***	***
Vision - Medical Treatment – OP - Prof	***	***	***
Vision - Refraction for Contact Lenses/Frames - OP - Prof	***	***	***
Vision Care Materials - Contact Lenses/Frames (non-cataract) - OP - CO	***	***	***

Notes:

(3)         PacifiCare’s responsibility for Transplant Services is limited to those services provided in accordance with its National Transplant Network Program as described in the Agreement, including Attachment C to this Exhibit 4.

*** All references to the division of financial responsibility have been deleted.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

EXHIBIT 4

ATTACHMENT A

2003 SELF-INJECTABLE CARVE OUT PROGRAM (SICOP)

(This Exhibit 4, Attachment A is an integral part of this Agreement)

PacifiCare offers to Medical Group the 2003 SICOP for Secure Horizons and Commercial members.  If Medical Group elects to participate, the 2003 SICOP places financial responsibility for the self-injectable drugs listed on Attachment A-1 to this Exhibit 4, Attachment A (the “Self-Injectables”) on PacifiCare.  The 2003 SICOP is standard, and thus offered without potential for any modification.  Any previous self-injectable carve out programs that do not meet the standard requirements of the 2003 SICOP are hereby discontinued.

The key provisions of the SICOP are as follows:

•              The carve out covers only the Self-Injectables.  The SICOP does not cover the Self- Injectables when provided in the physician office setting or by clinical staff in the home or other setting.

•              PacifiCare and its Affiliate Prescription Solutions may at their sole discretion during the term of the agreement amend the list of Self-lnjectables on Attachment A –1 to add new therapeutic drugs or therapeutic substitutes.  The SICOP does not cover all self-injectable drugs which might be a covered benefit.

•              The attached flowchart and procedure document outline the SICOP process in greater detail.

•              The valuations associated with the SICOP have been provided to Medical Group.  In the event Medical Group chooses to participate in the SICOP, PacifiCare will deduct the amounts set forth in Product Attachment A related to the SICOP from Medical Group’s monthly Capitation Payments.

•              In the event Medical Group elects not to participate in the SICOP, Medical Group shall so indicate by initialing here:

/s/ [ILLEGIBLE]	Medical Group elects not to participate in the SICOP.

2003 SICOP Process

Patient requires injectable
Ordering Physician
Injectable Auth form w/ Prescription
Prescription Solution
Author ized
Yes
No
Approved Auth Form Fax'd to MD
Denial letter to physician and member
Appeal requested
Yes
No
Appeals Process
Approved
No
Yes
Member does not receive injectable
Yes
Vendor receives prescription and authorization #
Check Eligibili
No
No
MD will be notified of ineligibility
Member does not receive injectable
Yes
Contacts member and coordinate delivery
Vendor bills PCC directly
PCC Reimburses Vendor
Member receives injectable at home
= Medical Group or Participating Physician Responsibility
= PacifiCare Responsibility
= Prescription Solutions Responsibility

2003 Self-lnjectable Carve-Out Program

Procedures for Ordering

I.                                         Requesting an Injectable Medication

The ordering physician is encouraged to phone in injectable prescription request to Prescription Solutions Prior Authorization Department (800) 711-4555 option 1

•                  The Injectable Authorization Form is to be completed, signed, and faxed to Prescription Solutions (800) 853-3844 for authorization.

•                  This form serves as a request for authorization and a legal prescription for the injectable pharmacy vendor.

•                  Indicate where to send the medication (patient’s home or physician office)

II.                                     Approved

•                  Prescription Solutions (Rx Solutions) will fax a copy of the approved Injectable Authorization Form to the physician’s office.

•                  A copy of the authorized form is forwarded to the PCC’s injectable pharmacy vendor.

III.                                 Denied

•                  Rx Solutions will fax a copy of the denied Injectable Authorization Form to the physician’s office.

•                  Rx Solutions will mail a denial letter to the patient’s home.

•                  The patient or physician can request an Appeal as deemed necessary.

IV.                                 Education

•                  Patient Education will be provided by the physician or physician staff member.

V.                                     Delivery of product to patient

•                  The Injectable Pharmacy Vendor will contact the patient and arrange the delivery of the injectable.

Fulfillment Time

Day and Time when an authorized prescription is received by injectable Pharmacy Vendor **	Expected turn around time for delivery.

Monday through Thursday before 4:00pm	Within 24 hours
Monday through Wednesday after 4:00pm	Within 48 hours
Thursday after 4:00pm	Delivery will be made Tuesday of the following week*
Friday	Delivery will be made Tuesday of the following week*

*              Unless special arrangements are made with Injectable Pharmacy Vendor.

** Order is a complete and valid order.

EXHIBIT 4, ATTACHMENT A,

ATTACHMENT A-1

PacifiCare of California

2003 Self-lnjectable Carve-out Program (SICOP)

The following product-specific list of drugs is applicable to the 2003 SICOP Program:

Commercial:

Aranesp

Avonex

Betaserone

Copaxone

Enbrel

Epogen/Procrit

Fragmin

Growth Hormone

Innohep

Kineret

Leukine

Lovenox

Neulasta

Neumega

Neupogen

Peg Intron

Rebetron

Serostim

Note: PacifiCare Retiree Members are covered under the Commercial Drug List identified above.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

EXHIBIT 4

ATTACHMENT B

THIS EXHIBIT 4, ATTACHMENT B INTENTIONALLY LEFT BLANK

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

EXHIBIT 4

ATTACHMENT C

NATIONAL PROVIDER TRANSPLANT NETWORK

(This Exhibit 4, Attachment C is an integral part of this Agreement)

Division of Financial Responsibility.  The Division of Financial Responsibility (DFR), attached to this Agreement as Exhibit 4, shall serve as the specific designation of financial risk for the Medical Group, Hospital Incentive Program and PacifiCare for Transplant Services (other than skin or ophthalmic transplants, which are addressed separately in the DFR):

I.     Designated NPTN Components (Phases) of Care - General

Transplant Services are generally described in the following components of care:

•                  Transplant Evaluation

•                  Transplant Candidacy and Maintenance

•                  Transplant Procedure and Procurement

•                  Post-Transplant Follow-up (Year 1)

•                  Post-Transplant Follow-up (Years 2-5)

II.     Transplant Services Phases of Care Definitions and Service Components.

1.   SOLID ORGAN TRANSPLANTATION.  The solid organ Transplant Services are segregated into the following components:

a)  TRANSPLANT EVALUATION PHASE.  Pre-transplant medically necessary services required to assess and evaluate the Member to determine acceptance to transplant program.  This phase ends upon acceptance or denial into the transplant program.  This Phase shall include:

•                  Consultation with surgeon(s), psychiatrist(s), specialist(s), transplant coordinator(s), social services.

•                  Hematology, blood banking, serology, chemistry, histocompatibility.

•                  X-rays, pulmonary function tests, skin tests, leukopheresis consultation, CT scan, tissue typing, MRI.

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services.

b)     TRANSPLANT CANDIDACY AND MAINTENANCE PHASE: Services necessary to assess referral for formal evaluation for Transplant Services and Medically Necessary in patient and/or outpatient services, in order to maintain the Member’s health prior to a transplant.

c)     TRANSPLANT PROCEDURE AND PROCUREMENT PHASE.  Transplant related services from the day before a transplant is performed through discharge.  Includes all hospital, physician, ancillary, transportation, acquisition costs and other services necessary to acquire a cadaver or living transplantable human organ for transplantation into designated Member.  This Phase includes retransplantation.  This Phase includes:

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient and living donor

•                  Surgical transplant and other surgical procedures during admission

•                  Organ and tissue procurement and transportation costs related to procurement

•                  Donor testing and identification and preparation of organ and tissue

d)     POST-TRANSPLANT FOLLOW-UP (YEAR 1).  Transplant-related Medically Necessary services rendered to recipient for follow-up for up to 365 days post discharge for recipient and 90 days post discharge for living donor.  This Phase includes:

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient and donor.

•                  Readmissions related to transplant complications

•                  Transplant rejection diagnosis and treatment

•                  Transplant related complications (medical care necessary related directly to transplant or re-transplantation)

e)             POST-TRANSPLANT FOLLOW-UP (YEARS 2-5).  Transplant-related Medically Necessary services provided after the post-transplant follow-up period described above.

2.   AUTOLOGOUS HEMOPOETIC STEM CELL TRANSPLANTATION.  The autologous hemopoetic stem cell Transplant Services are segregated into the following components:

a) TRANSPLANT EVALUATION PHASE.  Begins with initial consult with transplant physician through day prior to myeoloblative or immunoablative therapy beginning.  This phase ends upon acceptance or denial into the transplant program.  The Evaluation Phase shall include:

•                  Consultation with transplant physician(s), psychiatrist(s), specialist(s), transplant coordinator(s), social services.

•                  Hematology, blood banking, serology, chemistry, histocompatibility.

•                  X-rays, pulmonary function tests, skin tests, leukopheresis consultation, CT scan, tissue typing, MRI.

•                  Restaging of disease

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services.

•                  IV or oral medications for mobilization

•                  Bone marrow harvest/stem cell collection

•                  Stem cell cryopreservation and storage

b)     TRANSPLANT CANDIDACY AND MAINTENANCE PHASE.  Services necessary to assess referral for formal evaluation for Transplant Services and Medically Necessary inpatient and/or outpatient services, in order to maintain the Member’s health prior to transplant.

c)     TRANSPLANT PROCEDURE PHASE.  From day myeoloblative or immunoablative therapy begins through discharge.

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient.

•                  Marrow ablative or immunoablative therapy (total body irradiation and/or chemotherapy)

•                  Marrow or cord acquisition

•                  Transplant

d)  POST-TRANSPLANT FOLLOW-UP (YEAR 1).  Transplant related Medically Necessary services rendered to recipient for follow-up for up to 365 days post discharge.

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient.

•                  Transplant physician visits

•                  Laboratory testing

•                  Radiology exams

•                  Retransplantation

•                  Readmissions related to transplant complications

•                  Treatment for delayed stem cell engraftment (GCSF)

•                  Transplant related complications (medical care necessary related directly to transplant or re-transplantation)

3.   ALLOGENEIC HEMOPOETIC STEM CELL TRANSPLANTATION (Related or Unrelated).  The allogenic hemopoetic stem cell Transplant Services are segregated into the following components:

a)   TRANSPLANT EVALUATION PHASE.  Pre-transplant Medically Necessary Services required to assess and evaluate the Member to determine acceptance to the transplant program.  This phase ends upon acceptance or denial into the transplant program.  This Phase shall include:

•                                          Consultation with transplant physician(s), psychiatrist(s), specialist(s), transplant coordinator(s), social services.

•                                          Hematology, blood banking, serology, chemistry, histocompatibility.

•                                          X-rays, pulmonary function tests, skin tests, leukopheresis consultation, CT scan, tissue typing, MRI.

•                                          Restaging of disease

•                                          HLA typing

•                                          Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services.

•                  IV or oral medications for mobilization

•                  Bone marrow harvest/stem cell collection

•                  Stem cell cryopreservation and storage

•                  NMDP or cord bank search

•                  NMDP or cord bank testing of donors

b)     TRANSPLANT CANDIDACY AND MAINTENANCE PHASE.  Services necessary to assess referral for formal evaluation for Transplant Services.  Medically necessary inpatient and/or outpatient services, in order to maintain the Member’s health prior to transplant.

c)     TRANSPLANT PROCEDURE AND PROCUREMENT PHASE.  From day myeoloblative or immunoablative therapy begins through discharge.

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient.

•                  Marrow ablative or immunoablative therapy (total body irradiation and/or chemotherapy)

•                  Transplant

d)     POST-TRANSPLANT CARE.  Transplanted related medically necessary services rendered to recipient for follow-up for up to 365 days post discharge.

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient.

•                  Transplant physician visits

•                  Laboratory testing

•                  Radiology exams

•                  Retransplantation

•                  Readmissions related to transplant complications

•                  Transplant related complications (medical care necessary related directly to transplant or re-transplantation)

•                  Treatment for GVHD (liver biopsy, hepatic panel, medications)

•                  CMV, PCP, VZV prophylaxis

•                  Treatment for delayed stem cell engraftment

4.   TRANSPORTATION AND HOUSING.  Transportation and local housing may be a Covered Service for NPTN Members.  All such services must be pre-authorized by PacifiCare’s Case Management Department.